Exhibit 5

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • Fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

PRODUCER INSTRUCTIONS – APPLICATION FOR LIFE INSURANCE

STATE AVAILABILITY

As of May 1, 2007, the following states have approved this application:

Alaska	Georgia	Indiana	Montana	North Dakota	Utah
Alabama	Hawaii	Kansas	Nebraska	Ohio	Washington DC
Arkansas	Iowa	Kentucky	Nevada	Rhode Island	West Virginia
Colorado	Idaho	Michigan	New Hampshire	South Carolina	Wyoming
Delaware	Illinois	Mississippi	New Mexico	Tennessee	

SPECIAL STATE REQUIREMENTS

New Hampshire - Requires a Buyer's Guide be given to the Applicant prior to taking an application for non-variable life insurance.
Illinois – Requires a Buyer's Guide be given to the Applicant prior to accepting the initial premium.
Georgia – Currently question 7, on page 4, in the General Information section should not be answered. Pacific Life reserves the right to require this question to be answered in the future.

SUBMISSION FORMS

REQUIRED FORMS	ADDITIONAL FORMS THAT MAY BE NECESSARY	
▪ Application for Life Insurance ▪ Complete Illustration	▪ Temporary Insurance Agreement ▪ HIV Consent Form ▪ Replacement Form(s)	▪ 1035 Exchange Absolute Assignment ▪ Internal Replacement Request
	Based on case design, additional forms may be required.	

To obtain forms, use one of the following methods:
- Login to the producer Web site Lifeline.PacificLife.com via the Forms & Materials/Administrative Forms section; or
- E-mail marketing.orders@PacificLife.com; or
- Call Marketing at (800) 800-7681 ext. 3920.

APPLICATION PAGES TO SUBMIT

If any pages <u>are not</u> submitted, use check boxes on page 17.

Required Application Pages	Additional Pages to Submit			Optional Pages
	Non-Variable Universal Life	Equity Indexed Universal Life	Variable Universal Life	
▪ 1-4 ▪ 6-7 ▪ 17-18 ▪ Authorization to Obtain Information ▪ Producer Report	8	8-10	11-15	▪ Page 5: Submit when providing physician/medical facility information ▪ Page 16: Submit when applying for an additional/alternate policy ▪ Authorization for Electronic Funds Transfer page: Complete when requesting EFT

SIGNATURE REQUIREMENTS

PARTY	WHEN SIGNATURE IS REQUIRED
Applicant *	Always required. The Applicant is the party who initiates and applies for the life insurance policy.
Proposed Insured	▪ Always required on the Authorization to Obtain Information form. ▪ Required on the Signature Page on page 18 if other than the Applicant. ▪ The Proposed Insured is the one covered by the insurance policy. If the Proposed Insured is under age 16, a parent/guardian must sign for the Proposed Insured.
Proposed Additional Insured	Required if submitting an application for a Second-to-Die life insurance policy or additional term rider.
Owner/Additional Owner *	Required if other than the Applicant or Proposed Insured.
Producer	Always required. The Producer solicits the application to the Applicant.

* If a Corporation, the signature and title of an authorized officer other than the Proposed Insured(s) is required, and the full name of the Corporation must be shown. If a trust, all required trustees must sign according to the trust agreement.

TEMPORARY INSURANCE AGREEMENT

TIA Qualifications	To qualify for temporary life insurance, the Proposed Insured(s) must be: ▪ able to answer "No" to all of the questions on the Temporary Insurance Agreement ▪ over 15 days of age or under age 70
Submitting TIAs	The TIA is limited to $1,000,000 for individual products and $1,500,000 for Second-to-Die products. When submitting money (or initial premium) with an application: ▪ it is preferred that the check for the TIA, application, and TIA form all have the same date ▪ if the producer is unable to obtain a check at the time the application is completed, the check may be dated up to 3 days later than the TIA and application ▪ the check, TIA, and application must be sent to Pacific Life at the same time

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PRODUCER INSTRUCTIONS – APPLICATION FOR LIFE INSURANCE (Continued)

REPLACEMENTS

The Replacement Notice and any other state required replacement forms must be signed and dated on, or prior to, the application date. If paperwork submitted does not meet state requirements, the application package may be returned.

	Requirements
1998 NAIC Replacement Model Regulation States	▪ For states that have adopted the 1998 NAIC Replacement Model Regulation, the *Replacement Notice* (15-22390) must be submitted along with the application if any coverage is inforce, even if a replacement is not involved. ➢ If any policy will be replaced, also submit the *Sales Material Checklist* (15-22363) along with the application. ▪ As of May 1, 2007, the following states have approved this application, and have adopted the Regulation: Alabama, Colorado, Delaware, Hawaii, Iowa, Kentucky, Mississippi, Montana, New Hampshire, New Mexico, Ohio, Oregon, Rhode Island, Utah and West Virginia (not inclusive). ▪ For a list of all the states that have adopted the 1998 NAIC Replacement Model Regulation, refer to Lifeline.PacificLife.com via the Compliance section.
External Replacements for states that have not adopted the 1998 NAIC Replacement Model Regulation	Submit one of the following forms: ▪ Applicable state-required replacement form(s), **or** ▪ Pacific Life's *Replacement Notice* (15-20889), if there is no state-required replacement form
Internal Replacements	Submit Pacific Life's *Internal Replacement Request* (15-20839) form, any applicable state-required forms, and a signed new business and signed inforce illustration.
1035 Exchange	Complete and submit the *1035 Exchange Absolute Assignment* (15-13885) form.
Qualified Plan Transfer of Assets	Complete and submit the *Transfer of Qualified Plan Assets Request* (15-17637) form.

To obtain the most current state replacement forms, refer to State Pacs via the Administrative Forms section of Lifeline.PacificLife.com under Online Resources.

SALES ILLUSTRATION

The complete illustration, including the Producer/Home Office Administration Worksheet and Input page(s) representing how the policy is being applied for, must be submitted with the application. The illustration information must match the application. If not, the application may be amended or endorsed.

Non-Variable Life Insurance - The Illustration Acknowledgment section of the application must be completed. If selecting "A" in the acknowledgment section, the illustration must be signed and dated by the Applicant and Soliciting Producer on or prior to the application date.

UNDERWRITING REQUIREMENTS

- Order all applicable underwriting requirements. See the *Medical Requirements Chart* (15-27057) on Lifeline.PacificLife.com for details.
- To help expedite the underwriting process and to assist you with the early ordering of Attending Physicians Statements (APS), complete the Physician/Medical Facility Information section for each proposed insured.

IMPORTANT REMINDERS

- **A producer must be licensed, appointed, and contracted with Pacific Life in each state in which the policy will be solicited, applied for, and delivered.**
- Use appropriate forms of premium payment. For additional information, see *Acceptable Forms of Payment* (15-24004).
- Detach and give the *Disclosure Notice* to the proposed insured.
- Verify that all parties have signed the application in all the appropriate places and all signatures are original. Signature stamps are not acceptable.
- Never initial or sign for anyone else other than yourself or have blank forms signed.
- Do not add additional information to the application after it was signed, unless it is initialed by the appropriate party(ies).
- Do not use "white out" to make changes. Any corrections made need to be initialed by the appropriate party(ies) to avoid amendments/endorsements.

SUBMITTING YOUR BUSINESS

- Submit the completed application and supplemental forms to Pacific Life through your established distribution channel.
- Pacific Life will accept fax copies of individual life new business submission, placement, and delivery paperwork.
  - ➢ Originals may be required if the fax image is unreadable.
  - ➢ The acceptance of fax copies excludes replacement and 1035 Exchange paperwork, and checks.
- If you have any questions, please contact your Pacific Life representative.

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APPLC

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • Fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

APPLICATION FOR LIFE INSURANCE

CLIENT INFORMATION

PROPOSED INSURED
Complete for all Life Insurance Policies.

1A. Name: First | MI | Last | B. Gender ☐ Male ☐ Female

C. Residence Address: Street | City | State | Zip Code | D. How Long yr mo

E. Date of Birth (mm/dd/yyyy) | F. Place of Birth (State/Country) | G. Soc. Sec. #

H. Driver's License # & State | I. Telephone # (include area code) | J. Occupation

Employer's address should be location where Proposed Insured physically works.

K. Proposed Insured is a: ☐ U.S. Citizen ☐ U.S. Permanent Resident ☐ Foreign National
If Foreign National, provide Country ______________________ and Visa Type __________

2A. Employer's Name | B. How Long yr mo

C. Employer's Address: Street | City | State | Zip Code | D. Type of Business

PROPOSED ADDITIONAL INSURED
Complete for either:
1) Second-to-Die Life Insurance Policy; or
2) Term Rider on Another Covered Person (e.g., Spouse) for an Individual Life Insurance Policy.

3A. Name: First | MI | Last | B. Gender ☐ Male ☐ Female

C. Residence Address: Street | City | State | Zip Code | D. How Long yr mo

E. Date of Birth (mm/dd/yyyy) | F. Place of Birth (State/Country) | G. Soc. Sec. # | H. Relationship to Insured

I. Driver's License # & State | J. Telephone # (include area code) | K. Occupation

L. Proposed Insured is a: ☐ U.S. Citizen ☐ U.S. Permanent Resident ☐ Foreign National
If Foreign National, provide Country ______________________ and Visa Type __________

4A. Employer's Name | B. How Long yr mo

C. Employer's Address: Street | City | State | Zip Code | D. Type of Business

OWNER
Complete only if owner is different than the insured(s). If more than one owner, add in #6A.

If owner is a trust, complete #'s 5 & 7-10 with applicable information. Use Remarks if necessary.

5A. Name

B. Address: Street | City | State | Zip Code

C. Date of Birth (mm/dd/yyyy) | D. Relationship to Insured(s)

E. Soc. Sec. # / Tax ID # | F. Driver's License # & State (if applicable) | G. Telephone # (include area code)

6A. Additional Name (if applicable)

B. Address: Street | City | State | Zip Code

C. Relationship to Insured(s) | D. Soc. Sec. # / Tax ID #

7A. Trustee's Name: First | MI | Last | B. Date of Trust (mm/dd/yyyy)

If owner is a corporation or business entity, indicate name and title of authorized representative in #11. Use Remarks if more than one.

8. Additional Trustee's Name: First | MI | Last | 9. Total Number of Trustees

10. Does your trust agreement require all trustees to sign? ☐ Yes ☐ No (If No, indicate in Remarks who is required to sign)

11A. Authorized Representative's Name: First | MI | Last | B. Title

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CLIENT INFORMATION (Continued) CERTIFICATION OF Under penalty of perjury, I certify that: OWNER’S 1. The number shown in this application as my Social Security number or Taxpayer Identification number is correct; and TAXPAYER 2. I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code; and IDENTIFICATION # 3. I am a U.S. person (including a U.S. resident alien). Note: If statement 2 or 3 is false, strike out and initial. I understand that 1) federal law requires all financial institutions to obtain the name, residential address, date of birth and Social Security or Taxpayer Identification number and any other information necessary to verify the identity of each customer, and 2) failure to provide this information could result in denial of this application or in delayed or unprocessed transactions. PRIMARY 12A. Name B. % Share BENEFICIARY(IES) If there are more C. Relationship to Insured(s) D. Soc. Sec. # / Tax ID # E. Date of Birth (mm/dd/yyyy) than two, use the Remarks section. If beneficiary is a 13A. Additional Name (if applicable) B. % Share trust, complete #12, 14 and 15 with C. Relationship to Insured(s) D. Soc. Sec. # / Tax ID # E. Date of Birth (mm/dd/yyyy) applicable information. Use Remarks if 14A. Trustee’s Name: First MI Last B. Date of Trust (mm/dd/yyyy) necessary. If percentage shares 15. Additional Trustee’s Name: First MI Last are left blank, the shares will be equal. CONTINGENT 16A.Name BENEFICIARY (Optional) B. Relationship to Insured(s) C. Soc. Sec. # / Tax ID # D. Date of Birth (mm/dd/yyyy) REMARKS – IDENTIFY QUESTION AND GIVE DETAILS

EXISTING / PENDING INSURANCE INFORMATION

LIFE INSURANCE / ANNUITY IN FORCE AND REPLACEMENT INFORMATION

IMPORTANT

Certain states require replacement forms for any inforce policies even if a replacement is not intended. Refer to Producer Instructions for a list of states.

Add additional policies under Remarks.

1. Is there any existing or pending life insurance or annuities on any Proposed Insured(s)?
   - ☐ Yes (Complete and submit with the application any applicable state replacement notice, see IMPORTANT note)
   - ☐ No
2. Will the policy applied for replace, cause a change in, or involve a cash withdrawal or loan from or lapse of any life insurance policy or annuity contract on any Proposed Insured's life?
   - ☐ Yes (Complete and submit with the application the applicable state replacement forms)
   - ☐ No
3. Complete the chart below:

PROPOSED INSURED'S INFORMATION

Policy/Contract #	Company	Face Amount	Year Issued/ Applied For	CHECK ALL APPLICABLE BOXES: Policy Type		Ind/Grp		Purpose		Pending		Replace		1035 Exch	
				Life	Ann	Ind	Grp	Bus	Pers	Yes	No	Yes	No	Yes	No
				☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
				☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
				☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

PROPOSED ADDITIONAL INSURED'S INFORMATION

Policy/Contract #	Company	Face Amount	Year Issued/ Applied For	CHECK ALL APPLICABLE BOXES: Policy Type		Ind/Grp		Purpose		Pending		Replace		1035 Exch	
				Life	Ann	Ind	Grp	Bus	Pers	Yes	No	Yes	No	Yes	No
				☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
				☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
				☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

4. For all 1035 Exchanges, complete the following chart:

Policy/Contract #	Qualified Plan		Loan Carryover		Modified Endowment Contract		
	Yes	No	Yes (If yes, indicate amount)	No	Yes	No	Unknown
	☐	☐	☐ $	☐	☐	☐	☐
	☐	☐	☐ $	☐	☐	☐	☐
	☐	☐	☐ $	☐	☐	☐	☐

MODIFIED ENDOWMENT CONTRACT (MEC) DISCLOSURE

Under federal tax rules, if a policy is received in exchange for an old policy that had become a MEC, the new policy will also be a MEC. This rule applies whether or not the two policies are issued by the same insurance company. A MEC Acceptance Form must be signed and submitted with the application, or must be signed upon policy delivery.

REMARKS – IDENTIFY QUESTION AND GIVE DETAILS

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PERSONAL INFORMATION

FINANCIAL INFORMATION

	Proposed Insured	Additional Insured
1. Annual earned income from occupation (After deduction of business expenses)	$	$
2. Annual unearned income (State source in Remarks below)	$	$
3. Net worth: ☐ Individual ☐ Joint	$	$
4A. Is the Proposed Insured married?	☐ Yes ☐ No	

B. If married and applying for individual life insurance, list amount of life insurance in force on the spouse $________ (for business or survivor insurance write N/A)

GENERAL INFORMATION

Complete each question for the Proposed Insured and Proposed Additional Insured.

Explain all "Yes" answers in Remarks unless instructed otherwise.

	Proposed Insured YES	Proposed Insured NO	Additional Insured YES	Additional Insured NO
5. Within the next 2 years do you plan to fly, or within the last 2 years have you flown, as a pilot, student pilot, or crewmember? (If yes, complete the Aviation Questionnaire)	☐	☐	☐	☐
6. Within the next 2 years do you plan to participate in, or within the last 2 years have you participated in, parachute jumping, scuba diving, auto/motorboat/motorcycle racing, hang gliding, or mountain climbing? (If yes, complete the Avocation Questionnaire)	☐	☐	☐	☐
7. Do you plan or expect to travel or reside outside the USA? (If yes, complete the appropriate Travel Questionnaire)	☐	☐	☐	☐
8. Have you applied for any other life insurance within the last 3 months?	☐	☐	☐	☐
9. Have you ever had life insurance declined, rated, modified, cancelled, or not renewed?	☐	☐	☐	☐
10. Have you been convicted of a felony within the past 5 years?	☐	☐	☐	☐
11. Have you had a driver's license restricted or revoked or been convicted of 3 or more moving violations within the past 5 years?	☐	☐	☐	☐

TOBACCO USE INFORMATION

Complete if Proposed Insured and/or Proposed Additional Insured is age 20 and above.

	YES	NO	YES	NO
12. Have you used within the last 5 years tobacco or any other product that contains nicotine?	☐	☐	☐	☐

(If yes, check all that apply and indicate date when last product was used)

Type of Product	Proposed Insured	Additional Insured
Cigarettes	☐	☐
Cigars	☐	☐
Pipe	☐	☐
Chewing	☐	☐
Patch	☐	☐
Gum	☐	☐
Other	________	________
Date last used (mm/yy)	________	________

MEDICAL CERTIFICATION

MEDICAL CERTIFICATION

Complete when submitting a medical examination from another insurance company.

Another insurance company's exam may be accepted if the proposed/additional insured was examined within the past six months.

1. The attached examination is on the life of (Use check boxes):

Proposed Insured	Additional Insured	Name of Insurance Company	Date of Examination
☐	☐		
☐	☐		

2. To the best of your knowledge and belief, are the statements in the examination true as of today? (If no, explain in Remarks)
   - Proposed Insured ☐ Yes ☐ No
   - Additional Insured ☐ Yes ☐ No

3. Has the person who was examined consulted a doctor or other medical practitioner, or received medical or surgical advice since the date of the examination? (If yes, explain in Remarks)
   - Proposed Insured ☐ Yes ☐ No
   - Additional Insured ☐ Yes ☐ No

REMARKS – IDENTIFY QUESTION AND GIVE DETAILS

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PHYSICIAN / MEDICAL FACILITY INFORMATION PHYSICIAN / MEDICAL Complete information on the Proposed Insured and the Proposed Additional Insured regarding the last visits to a physican(s) or FACILITY INFORMATION medical facility(ies): (Optional) PROPOSED INSURED’S INFORMATION 1A. Name: First MI Last B. Height C. Weight Obtaining this information will assist in 2A. Physician and/or Medical Facility Name B. Telephone Number (include area code) the early ordering of attending physician statements. C. Address: Street City State Zip Code D. Date of Last Visit (mm/yyyy) E. Reason for Visit F. Results of Visit 3A. Additional Physician and/or Medical Facility Name B. Telephone Number (include area code) C. Address: Street City State Zip Code D. Date of Last Visit (mm/yyyy) E. Reason for Visit F. Results of Visit PROPOSED ADDITIONAL INSURED’S INFORMATION 4A. Name: First MI Last B. Height C. Weight 5A. Physician and/or Medical Facility Name B. Telephone Number (include area code) C. Address: Street City State Zip Code D. Date of Last Visit (mm/yyyy) E. Reason for Visit F. Results of Visit 6A. Additional Physician and/or Medical Facility Name B. Telephone Number (include area code) C. Address: Street City State Zip Code D. Date of Last Visit (mm/yyyy) E. Reason for Visit F. Results of Visit REMARKS – IDENTIFY QUESTION AND GIVE DETAILS RETURN ONLY IF COMPLETED A06IUW Page 5 15-27446-06 01/2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

PREMIUM AND BILLING INFORMATION

AMOUNT PAID WITH THIS APPLICATION
The application, TIA, and check should all have the same date.

1A. Is an initial premium submitted with this application? ☐ Yes ☐ No
(Do not submit money unless the Temporary Insurance Agreement (TIA) is completed)
B. If yes, show amount of initial premium and complete the next question. Amount $______________
C. Do you understand, accept, and agree to the terms of the TIA? ☐ Yes ☐ No

PREMIUM FINANCING
All questions must be answered.

2. Premium financing, or borrowing life insurance premiums from a lender or other third party, can be a legitimate method of obtaining life insurance premiums. However, not all premium financing arrangements may be appropriate and otherwise in compliance with the applicable laws and regulations. In fact, Pacific Life does not allow its products to be used in certain premium financing arrangements and will decline applications for life insurance made in connection with a premium financing arrangement that is not approved for use with Pacific Life products.

A. Have you entered into or do you have an expectation that you may enter into an agreement to borrow current or future premiums, or both, in connection with this Application for Life Insurance?
☐ Yes (A signed Premium Financing Disclosure Statement must be returned to Pacific Life before the underwriting process can begin)
☐ No

B. Do you have an expectation that you may transfer the policy to a third party as repayment of any premium financing debt? ☐ Yes (Give details in the Remarks section) ☐ No

PREMIUMS

3. Billing Method (Check one):
A. ☐ Direct
B. ☐ Monthly Bank Draft (Attach voided check and complete Authorization for Electronic Funds Transfer (EFT) section)
C. ☐ Single Premium
D. ☐ List Bill – I agree that inclusion of the premium for this policy in an itemized list to be furnished as stated below by Pacific Life to the Employer named in the Client Information section shall constitute notice of premium due, and I waive any future premium notices or other notices relating to premiums. (Check one)
☐ New List Bill ☐ Add to Existing List Bill #: ______________

4. Frequency of Payment for **Direct** and **List Bill** (Check one):
A. ☐ Annually C. ☐ Quarterly
B. ☐ Semi-Annually D. ☐ Monthly (Available with List Bill only)

5A. Send Premium Notices to: ☐ Insured ☐ Owner ☐ Payor ☐ Other
Indicate name, relationship, and address below if different from Client Information section.

B. Name	C. Relationship to Insured(s)
D. Care of (if applicable)	
E. Address: Street City	State Zip Code

NOTIFICATIONS
(Optional)

*Notifications include, but are not limited to, Policy Annual Statements, Last Premium Offers/Lapse Notices, and Confirmation Statements.

6A. For non-employer sponsored cases, original notifications* are sent to the policyowner. To send additional notifications, indicate where notifications should be sent: ☐ Insured ☐ Payor ☐ Other
B. For employer-sponsored cases, indicate where notifications* should be sent: ☐ Employer ☐ Other

7. Indicate name, relationship, and address below if information for above entity(ies) is different from Client Information section.

A. Name	B. Relationship to Insured(s)
C. Address: Street City	State Zip Code

REMARKS – IDENTIFY QUESTION AND GIVE DETAILS

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LIFE INSURANCE COVERAGE INFORMATION

PRODUCT/PREMIUM

1. Product Name

2. Planned Annual Premium $

FACE AMOUNT/ DEATH BENEFIT
Select the appropriate basic and rider/other coverage face amount(s) as shown on the Illustration.

Not all rider/other coverages are available on all products.

3. Basic Coverage Amount $______ **+** Rider/Other Coverage (Total of face amounts below) $______ **=** Total Initial Coverage $______

- ☐ Accounting Benefit Rider $______
- ☐ Annual Renewable Term $______
- ☐ Cash Value Enhancement Rider $______
- ☐ ECV Coverage $______
- ☐ Group Term Carve Out $______
- ☐ Last Survivor Accounting Benefit Rider $______
- ☐ Last Survivor Annual Renewable Term $______
- ☐ Other ______ $______

DEATH BENEFIT OPTION
Not available on all products.

4. Check one: ☐ Option A (Level) ☐ Option B (Increasing) ☐ Option C (Face amount plus premiums less distributions) ☐ Option D (Face amount multiplied by a death benefit factor)

LIFE INSURANCE QUALIFICATION TEST
Both tests not available on all products.

5. Check one: (Qualification test cannot be changed after the policy is inforce)
   A. ☐ Guideline Premium Test (GPT)
   B. ☐ Cash Value Accumulation Test (CVAT)

GUARANTEED COST OF INSURANCE (COI) PERIOD
Not all years available on all products.

6. Indicate number of years:
☐ 0 ☐ 1 ☐ 2 ☐ 3 ☐ 5 ☐ 10 ☐ Other ______

OPTIONAL BENEFITS
Select the appropriate riders as indicated in the Illustration and indicate face amount(s) where applicable.

7. **Individual Life Insurance Products Only**
   - A. ☐ Accelerated Living Benefit Rider (Complete disclosure form)
   - B. ☐ Accidental Death $______
   - C. ☐ Children's Term $______ (Complete Non-Medical form)
   - D. ☐ Disability Benefit $______
   - E. ☐ Flexible Duration No Lapse Guarantee Rider
   - F. ☐ Guaranteed Insurability $______
   - G. ☐ Guaranteed Minimum Distribution Rider
   - H. ☐ Long-Term Performance Rider ______ % (Indicate a percentage of Base plus Annual Renewable Term Coverages to which this rider applies)
   - I. ☐ Minimum Earnings Benefit Rider ______ years (Indicate a Maturity Period)
   - J. ☐ Maturity Extension Rider
   - K. ☐ Owner Waiver of Charges (Complete Non-Medical form)
   - L. ☐ Payor Waiver of Charges (Complete Non-Medical form)
   - M. ☐ Premium Waiver
   - N. ☐ Qualified Retirement Plan Rider
   - O. ☐ Short Term No Lapse Guarantee Rider
   - P. ☐ Termination Credit Rider I
   - Q. ☐ Termination Credit Rider II
   - R. ☐ Term Rider on Other Covered Person $______
   - S. ☐ Waiver of Charges (On Insured)
   - T. ☐ IRC § 412(i) Life Insurance Rider
   - U. ☐ Other ______
   - V. ☐ Other ______
   - W. ☐ Other ______

8. **Second-to-Die Life Insurance Products Only**
   - A. ☐ Accelerated Living Benefit Rider (Complete disclosure form)
   - B. ☐ Flexible Duration No Lapse Guarantee Rider
   - C. ☐ Individual Term Rider on the Proposed Insured $______
   - D. ☐ Individual Term Rider on the Additional Insured $______
   - E. ☐ Other ______
   - F. ☐ Other ______

9. **If any optional benefit applied for cannot be approved, should the policy be issued without it?** ☐ **Yes** ☐ **No**

NON-FORFEITURE/ PREMIUM CESSATION OPTIONS (If applicable)

10. ☐ Automatic Premium Loan ☐ Extended Insurance ☐ Reduced Paid-Up

SPECIAL POLICY DATING
Backdating is subject to Pacific Life and state guidelines.

11A. I understand that insurance charges and expenses begin on the policy date. ☐ Yes ☐ No

B. A current policy date will be used unless you select one of the following.
☐ Save Age ☐ Specific Date ______ (mm/dd/yyyy) (Indicate a date, excluding 29th, 30th, and 31st)

MODIFIED ENDOWMENT CONTRACT (MEC) ACCEPTANCE (If applicable)

12. I understand that the policy as applied for is expected to become a Modified Endowment Contract (MEC) prior to its first policy anniversary.
☐ Yes (I have signed and submitted, or will sign upon policy delivery, a MEC Acceptance Form)

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NON-VARIABLE LIFE INSURANCE INFORMATION ILLUSTRATION 1. An illustration is defined as a presentation or depiction that includes non-guaranteed elements of a policy over a period of ACKNOWLEDGMENT years. This includes supplemental illustrations and/or sales material, which can be classified as a supplemental illustration. As applicant, I acknowledge that: (Check one) IMPORTANT A. An illustration that matches this application was presented, signed, and is being submitted with this application. Must complete when applying for a non- B. An illustration was not presented to me. (Not applicable in Michigan) variable product. C. An illustration was presented to me; however, the policy applied for is different than as illustrated. D. An illustration was displayed to me on a computer screen. The displayed illustration matches the policy applied for; however, no printed copy of the illustration was given to me. The illustration on the screen included personal and policy information as listed in this application. If B, C, or D is checked, I acknowledge, as applicant, that I did not receive and sign an illustration that matches this application for the reason indicated above. I also understand that an illustration matching the policy as issued will be provided for my signature no later than at the time the policy is delivered. RETURN FOR ALL NON-VARIABLE PRODUCTS A06IUW Page 8 15-27446-06 01/2008

This Page is Intentionally Left Blank

EQUITY INDEXED UNIVERSAL LIFE INSURANCE INFORMATION

AUTOMATIC TRANSFERS
Percentages must be whole numbers.

1. **Automatic Transfer on Premium Payment & Loan Repayment**
   Amount in the Fixed Account to be transferred to the Indexed Account on the next transfer date (measured as a percentage of prior premium payment or loan repayment*): __________% (If left blank, no amount will be automatically transferred to the Indexed Account)

   *The amount Pacific Life will actually transfer from the Fixed Account to the Indexed Account will be the lesser of (1) an amount equal to the percentage (indicated above) of all premium and loan repayments paid since the last Transfer Date; and (2) the balance of your Fixed Account as of the applicable Transfer Date.

2. **Automatic Transfer on Segment Maturity**
   Percentage of matured Segment Value to be applied to a new Segment in the Indexed Account: __________%
   (If left blank, 100% of the value of the matured Segment will remain in the Indexed Account and be applied to a new Segment)

RECURRING TRANSFER FROM THE FIXED ACCOUNT TO THE INDEXED ACCOUNT (Optional)

3. This Recurring Transfer instruction indicates my request to transfer an amount or percentage of the Fixed Account to the Indexed Account on each scheduled Transfer Date.
   A. Amount in the Fixed Account to be transferred to the Indexed Account on each scheduled Transfer Date: (Select one)
      1. $__________________________
      2. __________%
      3. ☐ Deplete value in Fixed Account according to term period indicated below.
   B. Term: Months______________ Years__________
   C. Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually
   D. Start date: __________________
      (mm/dd/yyyy)

TELEPHONE & ELECTRONIC AUTHORIZATION

4. As the policyowner, I understand that Pacific Life will act upon my telephone and/or electronic instructions for all of the following requests, unless I have chosen to withhold my authorization by checking the box below.
   - Automatic Transfers
   - One-Time Transfers
   - Recurring Transfers
   - Initiate Policy Loans

   Pacific Life will use reasonable procedures to confirm that these requests are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

   I further understand and agree that telephone and/or electronic transfers and allocation changes will be subject to the policy's terms and conditions and Pacific Life's administrative requirements.

   By checking NO, I withhold my authorization for such telephone and/or electronic requests. ☐ **NO**

AUTHORIZATION FOR APPOINTMENT (Optional)

5. I authorize and appoint the party(ies) listed below to act on my behalf for the following limited requests, including any telephone and/or electronic requests:

A. Appointee's Name: First MI Last	Relationship to Policyowner ☐ Producer ☐ Other Party

Check one:
☐ All Requests (listed in Telephone & Electronic Authorization section)
☐ All Requests (listed in Telephone & Electronic Authorization section) except initiating Policy Loans

B. Appointee's Name: First MI Last	Relationship to Policyowner ☐ Producer ☐ Other Party

Check one:
☐ All Requests (listed in Telephone & Electronic Authorization section)
☐ All Requests (listed in Telephone & Electronic Authorization section) except initiating Policy Loans

UNDERSTANDING AND AGREEMENT

I acknowledge that:
- I am applying for an Equity Indexed Universal Life Insurance Product. The Equity Indexed Universal Life Insurance Product includes a Fixed Account[i] and Indexed Account[ii]. The Indexed Account uses the gains and losses of an outside financial index[iii] in part to calculate the annual crediting rate.
- Net premiums and loan repayments are initially credited to the Fixed Account and will be transferred to the Indexed Account on the next eligible Transfer Date. Premiums received later than two business days prior to the Transfer Date are not eligible for transfer until the next Transfer Date[iv].
- The Automatic Transfer instructions above indicate my request for transfers to the Indexed Account from the Fixed Account. I may change my instructions by written request to Pacific Life's Life Operations Center. Written requests must be received at least two business days prior to the Transfer Date.
- Index credits, if any, are not credited to the Indexed Account until the Segment[v] anniversary[vi].
- Even though values of the policy may be determined, in part, by reference to an external index, the policy does not directly participate in any stock or equity investments. Any values shown, other than minimum values, are not guarantees, promises, or warranties.

RETURN FOR ALL EQUITY INDEX UNIVERSAL LIFE PRODUCTS
A06IUW Page 9 15-27446-06 01/2008

EQUITY INDEXED UNIVERSAL LIFE INSURANCE INFORMATION (Continued)

KEY TERMS USED IN THE UNDERSTANDING AND AGREEMENT SECTION	For additional detailed information, consult your policy contract pages. [i]**Fixed Account**: The Fixed Account credits interest to the portion of cash value allocated to it. The Fixed Account has a minimum guaranteed interest rate that is specified in your policy. The Fixed Account may credit an amount in excess of the minimum guaranteed rate. [ii]**Indexed Account**: The portion of the policy's Accumulated Value that earns interest based on the percentage change in the value of an equity index subject to a minimum guarantee and the Growth Cap. Growth Cap: The Growth Cap is a limit on the maximum percentage change of the Index growth used in calculating the Segment's Index Credit. [iii]**Index**: The Standard & Poor's 500® Composite Stock Price Index, excluding dividends, or its successor ("the Index"). If the Standard & Poor's 500 Composite Stock Price Index is discontinued, or if we are unable to use it for reasons beyond our control, we will substitute a suitable successor index of our choosing. In such case, we will notify you of the change at your last known address. [iv]**Transfer Date**: The date as of which transfers between the Fixed Account and the Indexed Account may occur. Transfers can only occur on a Transfer Date. Transfer Dates will occur not less frequently than once per calendar quarter. The Transfer Dates in effect as of the issue of this policy are shown in the Policy Specifications. If we change Transfer Dates, we will communicate it to you in the Annual Report or in other correspondence. [v]**Segment**: Each time a transfer is made from the Fixed Account to the Indexed Account on the Transfer Date, a new Segment is created. The new Segment is credited with any index credits at the end of each 12-month period. A complete Segment term is five years. [vi]**Segment Anniversary**: The completion of a 12-month period within the five-year Segment term.

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Page 10

15-27446-06 01/2008

VARIABLE LIFE INSURANCE INFORMATION

SELECTION OF PREMIUM ALLOCATION

1. Indicate how premiums are to be allocated until later changed by you or your authorized representative.
   - A. ☐ Premium Allocation – Complete Premium Allocation section
   - B. ☐ Portfolio Optimization Model – Complete Portfolio Optimization Model section
   - C. ☐ Portfolio Optimization Plus – Complete the Portfolio Optimization Plus section
   - D. ☐ Other Asset Allocation Model __________ (Attach additional required forms and indicate any specifics in Remarks)

PREMIUM ALLOCATION

2A. Indicate percentage amount that you want allocated into each of the investment options below. The total of the percentages must be 100%. Allocation percentages must be whole numbers.

Manager	%	Investment Option
Alger	______	Small Cap-Growth
AllianceBernstein	______	International Value
BatteryMarch	______	International Small-Cap
BlackRock	______	BlackRock Basic Value V.I. III
BlackRock	______	BlackRock Global Allocation V.I. III
BlackRock	______	Equity Index
BlackRock	______	Small-Cap Index
Capital Guardian	______	Diversified Research
Capital Guardian	______	Equity
Capital Research	______	American Funds Growth
Capital Research	______	American Funds Growth Income
ClearBridge	______	Large-Cap Value
Columbia	______	Technology
Fidelity®	______	VIP Contrafund® SC2
Fidelity®	______	VIP Freedom 2010 Svc 2
Fidelity®	______	VIP Freedom 2015 Svc 2
Fidelity®	______	VIP Freedom 2020 Svc 2
Fidelity®	______	VIP Freedom 2025 Svc 2
Fidelity®	______	VIP Freedom 2030 Svc 2
Fidelity®	______	VIP Freedom Inc Svc 2
Fidelity®	______	VIP Growth SC2
Fidelity®	______	VIP Mid-Cap SC2
Fidelity®	______	VIP Value Strategies SC2
Goldman Sachs	______	Short Duration Bond
Highland Capital	______	Floating Rate Loan Portfolio
J. P. Morgan	______	Diversified Bond
Janus	______	Growth LT
Janus	______	Focused 30
Janus	______	JAS Int'l Growth SC
Janus	______	JAS Mid-Cap Growth SC
Janus	______	JAS Risk Managed Core SC
Jennison	______	Health Sciences
Lazard	______	LRS US Strategic
Lazard	______	Mid-Cap Value
Legg Mason	______	LMPFA Mid Cap Core II
Legg Mason	______	LMPFA Aggressive Growth II
Loomis Sayles	______	Large-Cap Growth
MFS	______	International Large-Cap
MFS	______	MFS VIT New Discovery SC
MFS	______	MFS VIT Utilities SC
NFJ	______	Small-Cap Value
Oppenheimer	______	Multi-Strategy
Oppenheimer	______	Main Street® Core
Oppenheimer	______	Emerging Markets
Oppenheimer Capital	______	Premier VIT OpCap Small Cap
PIMCO	______	Inflation Managed
PIMCO	______	Managed Bond
Pacific Life	______	Fixed Account*
Pacific Life	______	Fixed LT Account*
PL Fund Advisors	______	Money Market
PL Fund Advisors	______	High Yield Bond
T. Rowe Price	______	T. Rowe Price Blue Chip Growth II
T. Rowe Price	______	T. Rowe Price Equity Income II
Van Eck	______	Van Eck Worldwide Hard Assets
Van Kampen	______	Comstock
Van Kampen	______	Real Estate
Van Kampen	______	Mid-Cap Growth
Vaughan Nelson	______	Small-Cap Equity
XTF	______	XTF Advisors ETF 2010
XTF	______	XTF Advisors ETF 2015
XTF	______	XTF Advisors ETF 2020
XTF	______	XTF Advisors ETF 2025
XTF	______	XTF Advisors ETF 2030
XTF	______	XTF Advisors ETF 2040+

Other Investment Options

Manager	%	Investment Option

MUST TOTAL 100% ________

***The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the Fixed Account. Both fixed account options credit a fixed minimum guaranteed interest rate. The Fixed Accounts are not available for automatic rebalancing. See the prospectus for details.**

RETURN FOR ALL VARIABLE PRODUCTS

A06IUW Page 11 15-27446-06 01/2008

VARIABLE LIFE INSURANCE INFORMATION (Continued)

PORTFOLIO REBALANCING FOR PREMIUM ALLOCATIONS (Optional)

Not applicable for Fixed Accounts, Portfolio Optimization Model, Portfolio Optimization Plus, or Dollar Cost Averaging.

2B. I authorize Pacific Life to automatically rebalance the Accumulated Value in the Variable Investment Options to the original allocation percentages I selected in the Premium Allocation section.

Start Date:_______________ (Indicate a date, excluding 29th, 30th and 31st of the month)
(mm/dd/yyyy)

Frequency: (Check one) ☐ Annually ☐ Semi-Annually ☐ Quarterly

If the date selected is prior to any applicable Free-Look transfer date, the rebalancing will take place on the next selected frequency. Rebalancing will continue until a written request from the policyowner(s) to discontinue is received by Pacific Life.

PORTFOLIO OPTIMIZATION MODEL

3A. Subject to the free-look provision; I, as applicant, direct that my initial premium, less any premium loads, be allocated based on the Portfolio Optimization Model that I selected below. I also direct all future premiums, less premium loads, be allocated to this model, unless otherwise instructed by me in writing.

Target Composition (as of 5/4/07)

Underlying Portfolios	A ☐	B ☐	C ☐	D ☐	E ☐
Small-Cap Growth	-	1%	1%	2%	3%
International Value	3%	6%	6%	9%	11%
International Small-Cap	-	2%	2%	3%	4%
Equity Index	-	-	2%	2%	2%
Small-Cap Index	-	-	2%	2%	6%
Diversified Research	2%	3%	3%	3%	3%
American Funds Growth-Income	-	-	4%	5%	7%
American Funds Growth	-	2%	2%	4%	5%
Large-Cap Value	4%	5%	6%	6%	7%
Short Duration Bond	11%	8%	4%	2%	-
Floating Rate Loan	8%	5%	3%	-	-
Diversified Bond	14%	10%	6%	3%	-
Growth LT	-	-	2%	3%	3%
Mid-Cap Value	5%	6%	8%	12%	11%
Large-Cap Growth	-	-	2%	2%	2%
International Large-Cap	2%	3%	5%	7%	10%
Small-Cap Value	-	2%	2%	-	-
Main Street Core	5%	7%	5%	5%	3%
Emerging Markets	-	-	3%	4%	5%
Managed Bond	19%	15%	11%	4%	-
Inflation Managed	18%	14%	11%	8%	-
Money Market	2%	-	-	-	-
High Yield Bond	4%	3%	2%	-	-
Comstock	3%	6%	6%	6%	8%
Mid-Cap Growth	-	2%	2%	3%	3%
Real Estate	-	-	-	3%	5%
Small-Cap Equity	-	-	-	2%	2%

B. I direct that my Portfolio Optimization Model be automatically rebalanced at the following frequency:
(If frequency is not selected, rebalancing defaults to annually)

☐ Annually ☐ Semi-Annually ☐ Quarterly

The date of each scheduled automatic rebalancing is based on your policy date. This could result in your rebalancing occurring on or in close proximity to the annual model update. Rebalancing of the Portfolio Optimization Model will not begin until after the policy free look transfer date, and it does not affect future premium allocations. Accumulated values in variable investment options outside of the selected model will not be automatically rebalanced. Rebalancing will continue until a written request from the policyowner(s) to discontinue is received by Pacific Life. **Note:** Discontinuing automatic rebalancing will terminate your participation in the Portfolio Optimization Service.

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VARIABLE LIFE INSURANCE INFORMATION (Continued) PORTFOLIO 4A. Indicate the percentage that you want allocated into each of the investment options outside of the Portfolio Optimization OPTIMIZATION PLUS Model. Allocation percentages must be whole numbers. Manager % Investment Option B. Indicate which Portfolio Optimization Model (see modal composition on previous page) the remaining percentage should be allocated to: A B C D E C. I direct that my Portfolio Optimization Model be automatically rebalanced at the following frequency: (If frequency is notselected, rebalancing defaults to annually) Annually Semi-Annually Quarterly The date of each scheduled automatic rebalancing is based on your policy date. This could result in your rebalancing occurring on or in close proximity to the annual model update. Rebalancing of the Portfolio Optimization Model will not begin until after the policy free look transfer date, and it does not affect future premium allocations. Accumulated values in variable investment options outside of the selected model will not be automatically rebalanced. Rebalancing will continue until a written request from the policyowner(s) to discontinue is received by Pacific Life. Note: Discontinuing automatic rebalancing will terminate your participation in the Portfolio Optimization Service. PORTFOLIO 5. With respect to enrolling in the Portfolio Optimization Service, by signing this application I understand that: OPTIMIZATION I am directing my initial premium, less premium loads, to be allocated based on the Portfolio Optimization Model that I ACKNOWLEDGMENT selected in the previous section. I also direct that subsequent net premium payments be allocated according to this model, as it may be modified from time to time, unless I instruct Pacific Life otherwise in writing. I may utilize investment tools made available by Pacific Life Fund Advisors LLC (PLFA) for selecting a Portfolio Optimization Model, but I understand that it is my decision, in consultation with my investment professional, to select a model. PLFA bears no responsibility for this decision. The risk tolerance and models shown are targets only and that participation in Portfolio Optimization is not a guarantee against market loss. Portfolio Optimization Models will be analyzed from time to time and as a result, the investment options may be added or deleted from a model and/or the weightings of the investment options within a model may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that my model may be automatically updated. I grant Pacific Life Fund Advisors LLC, a subsidiary of Pacific Life Insurance Company, as investment advisor, limited discretionary investment authority to periodically make changes in the Portfolio Optimization investment options and to allocate and reallocate my account value in accordance with the Portfolio Optimization Model I have selected, since the Portfolio Optimization Model will be updated from time to time. PLFA can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although PLFA may assume consent if it provides advance notice and I do not object. (For purposes of the preceding sentence, “transfer” means “assign” as interpreted under the Investment Advisors Act of 1940.) • I will receive transaction confirmations of the annual automatic updates, if applicable. I will notify my investment professional if my financial situation and risk profile change in order to determine if I need to change to a different Portfolio Optimization Model. I understand that I should periodically review, in consultation with my investment professional, my financial situation and risk profile to determine if I need to change my selected model. With respect to the Minimum Earnings Benefit Rid er and Guaranteed Minimum Distribution Rider, terminating my participation in the Portfolio Optimization Service may impact my eligibility for these optional benefits. The Portfolio Optimization Service may be terminated at any time. PLFA has no contractual obligation to continue the program. IMPORTANT Applicant’s initials I have received Pacific Life Fund Advisors’ Form ADV brochure. required. Initials RETURN FOR ALL VARIABLE PRODUCTS A06IUW Page 13 15-27446-06 01/2008

VARIABLE LIFE INSURANCE INFORMATION ACKNOWLEDGMENT 6. Do you understand that the amount and duration of the death benefit may vary, depending on the investment To be completed by the performance of the variable investment options? Yes No Applicant. 7. Do you understand that the policy values may increase or decrease, depending on the investment experience of the variable investment options? Yes No All questions must be 8. Have you considered your liquidity needs, risk tolerance and investment time horizon in selecting your variable answered. investment options? Yes No POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO AND CAUSE THE POLICY TO LAPSE WITHOUT VALUE, DEPENDING ON THE EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS. A CURRENT ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS AND HYPOTHETICAL CASH SURRENDER VALUES, IS AVAILABLE UPON REQUEST. RECEIPT OF 9. I, the applicant, acknowledge receipt of the prospectus(es) for the policy applied for, by indicating date(s) below: PROSPECTUSES (Required) Fund Name Date on Cover of Prospectus(mm/dd/yyyy) Policy, Pacific Select Fund, American Fund Prospectuses Variable Insurance Trust Prospectuses ELECT TO RECEIVE 10. By checking YES, I authorize Pacific Life to provide my future prospectuses and fund reports in electronic format via FUTURE CD-Rom. YES PROSPECTUSES AND By consenting to receive current/future prospectuses and fund reports in electronic format, I agree that: FUND REPORTS ON This election will be effective for all variable life insurance policies I currently own and for variable life insurance CD-ROM (Optional) policies I acquire in the future I have the means to view such documents To be completed by the I may request paper copies of any of the documents at any time and at no cost by calling (800) 347-7787 Applicant. • This authorization will remain in effect until such time as I may decide to revoke this authorization I may revoke this authorization at any time by calling (800) 347-7787 FIRST YEAR 11. The first year transfer program allows monthly transfers during the first policy year from the Fixed Account into the TRANSFER PROGRAM selected investment options. See prospectus for details. (Optional) A. By checking YES, I elect the First Year Transfer Program. YES This program is not B. $ to be allocated to the Fixed Account available with Portfolio Optimization Model or C. Transfer $ or % of the Fixed Account each month to: Portfolio Optimization Match percentages of the Portfolio Optimization Model Plus or Dollar Cost Averaging. Percentages listed in the Premium Allocation section Other investment options (if more than six use Remarks below) Manager % or $ Investment Option RETURN FOR ALL VARIABLE PRODUCTS A06IUW Page 14 15-27446-06 01/2008

/ARIABLE LIFE INSURANCE INFORMATION (Continued)

DOLLAR COST AVERAGING
Not applicable with Portfolio Rebalancing, Portfolio Optimization Model, Portfolio Optimization Plus or First Year Transfer Program.

12. I elect Dollar Cost Averaging.

☐ Yes (Submit the Dollar Cost Averaging Request form)

☐ No

TELEPHONE & ELECTRONIC AUTHORIZATION

13. As the Policyowner, I understand that Pacific Life will act upon my telephone and/or electronic instructions for all of the following requests, unless I have chosen to withhold my authorization by checking the box below.
   - Transfer Between Investment Options
   - Change Future Premium Allocation Instructions
   - Initiate Dollar Cost Averaging
   - Initiate Policy Loans
   - Rebalance Variable Investment Options

Pacific Life will use reasonable procedures to confirm that these requests are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

I further understand and agree that telephone and/or electronic transfers and allocation changes will be subject to the policy's terms and conditions and Pacific Life's administrative requirements.

By checking NO, I withhold my authorization for such telephone and/or electronic requests. ☐ **NO**

AUTHORIZATION FOR APPOINTMENT
(Optional)

14. I authorize and appoint the party(ies) listed below to act on my behalf for the following limited requests, including any telephone and/or electronic requests:

A. Appointee's Name: First MI Last	Relationship to Policyowner ☐ Producer ☐ Other Party

Check one:
☐ All Requests (listed in Telephone & Electronic Authorization section)
☐ All Requests (listed in Telephone & Electronic Authorization section) except initiating Policy Loans

B. Appointee's Name: First MI Last	Relationship to Policyowner ☐ Producer ☐ Other Party

Check one:
☐ All Requests (listed in Telephone & Electronic Authorization section)
☐ All Requests (listed in Telephone & Electronic Authorization section) except initiating Policy Loans

ILLUSTRATION DISCLOSURE

I, the applicant, understand that I have applied for and/or purchased a variable universal life insurance policy from Pacific Life. I understand the following about variable universal life insurance and variable universal life insurance illustrations:

- Policy illustrations demonstrate the workings of a policy over time. Policy illustrations are presentations of non-guaranteed policy values over a period of years, based on assumptions of future investment results and assumptions as to what policy charges and credits will then be in effect. The hypothetical investment rates used in illustrations are illustrative only and should not be deemed to represent past or future investment results.
- In addition to investment results, future policy values depend on policy charges and credits. These charges and credits are determined by and may be adjusted by Pacific Life subject to contractual guarantees.
- Future policy values are also dependent on the amount and timing of premium payments, withdrawals and loans. Policy cash values may be more or less than premiums paid.
- The actual performance of the policy is likely to vary from the illustration as actual investment results and future policy charges and credits are either more or less favorable than illustrated. Such changes are likely to change the amount or number of required premiums to meet the original goals.
- The illustration may be based on policy options that require future action. Consult with your representatives to determine which (if any) illustrated policy options require future action.
- Pacific Life does not offer legal advice regarding state and federal tax laws pertaining to life insurance.

REMARKS – IDENTIFY QUESTION AND GIVE DETAILS

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ADDITIONAL / ALTERNATE LIFE INSURANCE COVERAGE INFORMATION ADDITIONAL 1. Product Name 2. Premium INSURANCE $ (Optional) Rider/Other Coverage (Total of face amounts below) Complete and submit $ the appropriate product pages when applying for Accounting Benefit Rider $ both a variable and non- Annual Renewable Term $ variable product. 3. Basic Coverage Amount Cash Value Enhancement Rider $ = Total Initial Coverage If there are two different $ + ECV Coverage $ $ owners, or if the equity indexed universal life or Group Term Carve Out $ variable life information Last Survivor Accounting Benefit Rider $ is different on the primary and Last Survivor Annual Renewable Term $ additional/alternate Other $ policies, a separate 4. Check one: Option B Option C (Face amount plus Option D (Face amount multiplied by a application should be Option A(Level) (Increasing) premiums less distributions) death benefit factor) completed in lieu of 5. Select a Life Insurance Qualification Test (Check one): completing this section. A. Guideline Premium Test (GPT) B. Cash Value Accumulation Test (CVAT) Both tests are not available on all products and the qualification test cannot be changed after the policy is inforce. 6. Indicate the appropriate optional benefits/riders chosen on the illustration: A. C. B. D. 7.If any optional benefit applied for cannot be approved, should the policy be issued without it? Yes No ALL COMPLETED FIELDS OF THE PRIMARY APPLICATION NOT INCLUDED IN THIS SECTION WILL APPLY UNLESS CHANGES ARE SPECIFIED IN REMARKS. ALTERNATE 8. Product Name 9. Premium INSURANCE $ (Optional) Rider/Other Coverage (Total of face amounts below) Complete and submit $ the appropriate product pages when applying for Accounting Benefit Rider $ both a variable and non- Annual Renewable Term $ variable product. 10. Basic Coverage Amount Cash Value Enhancement Rider $ + = Total Initial Coverage $ ECV Coverage $ $ If there are two different Group Term Carve Out $ owners, or if the equity indexed universal life or Last Survivor Accounting Benefit Rider $ variable life information Last Survivor Annual Renewable Term $ is different on the primary and Other $ additional/alternate 11. Option B Option C (Face amount plus Option D (Face amount multiplied by a policies, a separate Checkone: Option A(Level) (Increasing) premiums less distributions) death benefit factor) application should be 12. Select a Life Insurance Qualification Test (Check one): completed in lieu of A. Guideline Premium Test (GPT) B. Cash Value Accumulation Test (CVAT) completing this section. Both tests are not available on all products and the qualification test cannot be changed after the policy is inforce. 13. Indicate the appropriate optional benefits/riders chosen on the illustration: A. C. B. D. 14. If any optional benefit applied for cannot be approved, should the policy be issued without it? Yes No ALL COMPLETED FIELDS OF THE PRIMARY APPLICATION NOT INCLUDED IN THIS SECTION WILL APPLY UNLESS CHANGES ARE SPECIFIED IN REMARKS. REMARKS – IDENTIFY QUESTION AND GIVE DETAILS RETURN ONLY IF COMPLETED A06IUW Page 16 15-27446-06 01/2008

This Page is Intentionally Left Blank

APPLICANT/OWNER'S REPRESENTATION OF INSURABLE INTEREST

REPRESENTATION OF INSURABLE INTEREST Applicable except where the Proposed Insured is both Applicant and Owner.	As the Applicant and/or Owner, I represent that the Owner and Beneficiary have an insurable interest in the life of the Proposed Insured(s).

PROPOSED INSURED'S CONSENT FOR EMPLOYER OWNED INSURANCE

PROPOSED INSURED'S CONSENT Applicable only if the employer or an employer-controlled trust is to be the owner of this policy.	As the proposed insured, I acknowledge and understand that (i) my employer (the "Employer"), or a trust established by my employer (the "Trust"), is involved in this Application for life insurance insuring my life ("Life Insurance Coverage"), (ii) the Employer or the Trust will have an interest as owner and/or beneficiary of the Life Insurance Coverage as reflected in this Application, and (iii) both I and my heirs may have no right or interest in or to the Life Insurance Coverage and its proceeds. I (i) consent to the issuance of the Life Insurance Coverage as requested in this Application; (ii) acknowledge that the Life Insurance Coverage may continue after the termination of my employment with the Employer; (iii) acknowledge that my Employer has notified me in writing of the maximum life insurance face amount for which my Employer may seek Life Insurance Coverage insuring my life; and (iv) acknowledge that Pacific Life will not necessarily issue a policy at this maximum life insurance face amount. My consent to this insurance has not been obtained by coercion of my Employer or its representatives or agents, whether express or implied. By my signature in the Signatures section, I am consenting to the Employer's and/or Trust's future purchase of additional Life Insurance Coverage up to the maximum amount described above, for which no additional notice to, or consent from me will be necessary.

EMPLOYER ACKNOWLEDGMENT

EMPLOYER ACKNOWLEDGMENT REGARDING THE POTENTIAL TAXATION OF DEATH BENEFITS	I acknowledge and understand: (i) the potential significance of IRC section 101(j); and (ii) that, if IRC section 101(j) applies, the policy(s) death benefit may be income taxable unless I, as employer, have satisfied the conditions of IRC Section 101(j); and (iii) that Pacific Life and its producers are not authorized to provide tax or legal advice and that I must look to my independent tax and legal advisors for current information regarding this and other laws that may impact me and my life insurance policies. I understand that it remains the employer's responsibility to ensure both current and ongoing compliance with the requirements of IRC sections 101(j) and 6039I. By signing in the Signatures section, I acknowledge my understanding of this information, and that I have obtained or will obtain from my independent tax and legal advisors whatever advice I deem necessary or appropriate concerning the taxation of my life insurance policies.

APPLICATION PACKAGE

PAGES OMITTED

1. Indicate below each page omitted from this application (Check all that apply):

   A. ☐ Page 5 – Physician/Medical Facility Information

   B. ☐ Page 8 – Non-Variable Life Insurance Information

   C. ☐ Page 9-10 – Equity Indexed Universal Life Insurance Information

   D. ☐ Page 11-15 – Variable Life Insurance Information

   E. ☐ Page 16 – Additional/Alternate Life Insurance Coverage Information

Note that only the above-referenced pages may be omitted when submitting this application. The omission of any other pages may result in rejection of the application.

NEW BUSINESS DATE STAMP (For Internal Use Only)

DECLARATIONS

The answers provided in this application are true and complete to the best of my knowledge and belief. I understand and agree that:

1. (NOT APPLICABLE IN WEST VIRGINIA) Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by Pacific Life as indicated under the title "Endorsement," where permitted by state law. All other changes made to the application or policy by Pacific Life will be indicated on an "Application Amendment Form" that must be signed by all applicable parties, prior to or at the time of delivery of this policy.

A06IUW Page 17 15-27446-06 01/2008

DECLARATIONS (Continued)

2. Except as provided in the terms or conditions of any Temporary Insurance Agreement (TIA) that I may have received in connection with this application, coverage will take effect when the policy is delivered and the entire first premium is paid only if at that time the Proposed Insured(s) is alive, and all answers in this application that are material to the risk are still true and complete.
3. If I have given money with the application and received a TIA and if the coverage amount of the application exceeds the TIA coverage limits, I understand that if the Proposed Insured(s) die(s) before a policy is delivered, the death benefit will be limited to the TIA coverage limit.
4. I must inform the Producer or Pacific Life Insurance Company (PL) in writing of any changes in the health of any Proposed Insured(s) or if any of the statements or answers on this application change prior to delivery of the policy.
5. My statements and answers in this application must continue to be true as of the date I receive the policy.
6. No Producer is authorized to make or modify contracts or insurance policies on Pacific Life's behalf.
7. No Producer may alter the terms of this application, the TIA, or the policy, nor can the Producer waive any of Pacific Life's rights or requirements.
8. No representation is made that, based on information provided in the application, a particular premium rate, risk category or class will be offered to me. I will review my policy and ask the producer or the Company about the specific premium and risk class referenced in my policy.
9. The policy(ies) as applied for in this Application will meet my insurance needs and financial objectives based in part upon my age, income, net worth, tax and family status, and any existing insurance policies I own.
10. (APPLICABLE ONLY IF THE EMPLOYER OR AN EMPLOYER-CONTROLLED TRUST IS TO BE THE OWNER OF THIS POLICY) If insurance is being applied for on the life of any non-exempt employee, then such insurance is not prohibited by applicable state law.

SIGNATURES

Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. (Not applicable in Oregon.)

If you are signing on behalf of an entity, you represent that you are authorized to execute this document and to make the representations herein. If the entity is a corporation, you further represent that all requirements under applicable law and under the corporation's governing documents have been satisfied concerning the execution of this document, including the use of the corporate seal and number of signing officers.

If insured or owner is under age 16, a signature of parent/guardian is required in place of the minor's signature.

Signed and Dated by the Applicant in: ______________ **City** ______ **State** ______ **Date** (mm/dd/yyyy)

The applicant is the party that initiates and applies for the policy.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGN HERE

X

***Applicant's Signature,** always required **& Title**, if corporation, trust or business entity

Applicant's Name: First MI Last (print)	**Relationship To Proposed Insured**

SIGN HERE

X

Proposed Insured's Signature, if other than applicant

SIGN HERE

X

Proposed Additional Insured's Signature, if applicable

SIGN HERE

X

***Owner's Signature,** if other than applicant or insured: **& Title**, if corporation, trust, or business entity

SIGN HERE

X

***Additional Owner's Signature & Title**, if applicable

*If a corporation or business entity, indicate name below. The signature and title of any authorized representative other than the Proposed Insured(s) is required. **If a trust, all required trustees must sign according to the trust agreement.**

Corporation or Business Entity's Name, if applicable

PRODUCER'S CERTIFICATION

I certify that I have truly and accurately recorded the information supplied in the application.

SIGN HERE

X

Soliciting Producer's Signature

Soliciting Producer's Name: First MI Last (print)

A06IUW Page 18 15-27446-06 01/2008

EFT

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • Fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

AUTHORIZATION FOR ELECTRONIC FUNDS TRANSFER

For Life Insurance Premium Payment

Proposed Insured's Name: First MI Last	**Date of Birth** (mm/dd/yyyy)	**Policy Number** (if known)
Proposed Additional Insured's Name: First MI Last (if applicable)		**Date of Birth** (mm/dd/yyyy)

MONTHLY BANK DRAFT INFORMATION

AUTHORIZATION INFORMATION

I (we) hereby authorize Pacific Life Insurance Company (PL), to initiate debit (credit) entries to the following account:
Check only one:

☐ Checking ☐ Savings Account ☐ Money Market

at the U. S. depository financial institution named below, and to debit (credit) the same to such account. I (we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of U. S. law. PL will only allow Electronic Funds Transfer (EFT) debit (credit) requests from authorized U. S. financial institutions.

This request shall not be construed as modifying any provision of the policy and may be revoked by PL if any charge is not paid upon presentation. This authorization is to remain in full force and effect until PL has received a thirty (30) day written notification from me (or either of us) of its termination in such time and in such manner as to afford PL and the financial institution a reasonable opportunity to act on it. EFT may also be discontinued by PL, with a thirty (30) day written notification to me (or either of us).

EFFECTIVE DATE

PL will determine the monthly draft date based upon the policy's issue date.
If a particular start month or date is desired indicate below:
Effective month: ____________________ Effective day: ________ (allowable days are 4th through the 28th)

FINANCIAL INSTITUTION INFORMATION
Complete this section even if a voided check is attached.

Financial Institution's Name	**Financial Institution's Phone No.** (include area code)		
Address: Street	**City**	**State**	**Zip Code**

ACCOUNT INFORMATION
Complete this section even if a voided check is attached.

Account Name	**Account Number**	**Routing/ABA Number** (9 digits)
Account Holder One's Name: First MI Last		
Account Holder Two's Name: First MI Last		
Account Holder's Address: Street	**City**	**State Zip Code**

(OPTIONAL)

PLACE VOIDED CHECK HERE

A PHOTOCOPY OF A CHECK IS ALSO ACCEPTABLE
(DO NOT ATTACH A DEPOSIT SLIP)

SIGNATURE

Signed and Date on: ____________________ (mm/dd/yyyy)

SIGN HERE
X ______________________________
Authorized Account Holder One's Signature

SIGN HERE
X ______________________________
Authorized Account Holder Two's Signature

ÌPL%EFT%PLhÎ 15-27486-02 01/2008

AUTH PACIFIC LIFE INSURANCE COMPANY Life Insurance Operations Center P.O. Box 2030 • Omaha, NE 68103-2030 (800) 347-7787 • Fax (949) 462-3066 www.PacificLife.com AUTHORIZATION TO OBTAIN INFORMATION This authorization complies with HIPAA Privacy Rules PROPOSED INSURED’S INFORMATION Proposed Insured’s Name: First MI Last Date of Birth (mm/dd/yyyy) Place of Birth (state/country) Proposed Additional Insured’s Name: First MI Last (if applicable) Date of Birth (mm/dd/yyyy) Place of Birth (state/country) I authorize any physician, health care professional, medical practitioner, other health care provider, hospital, clinic, laboratory, pharmacy, medical facility, other medical or medically related facility, insurance company, health plan, the Medical Information Bureau, Inc., consumer reporting agency, state motor vehicle agency, or employer to release to Pacific Life Insurance Company (“PL”) its subsidiaries, reinsurers, employees and representatives, any information they may have in their possession or under their control as to the diagnosis, treatment, prognosis of any physical or mental condition, human immunodeficiency virus (HIV) infection, sexually transmitted diseases, treatment of mental illness, and the use of tobacco, and any non-medical information, including finances, avocations, occupation, future foreign travel, and driving record for me and any minor children who are to be insured. Although Federal Regulation protects information related to drug or alcohol abuse from disclosure, I give permission to collect this information. This authorization is not affected or limited by any prior agreements I may have made with any of the above persons or entities to restrict the release of such information, and I instruct them to release and disclose all such information without restriction. I understand that the reason for releasing such information under this authorization is to determine eligibility for insurance and that such information will not be released to any person or organization except a reinsurer, the Medical Information Bureau, Inc., and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise required by law, or as I may further authorize. I understand that I may revoke this authorization at any time by sending a written revocation request to Pacific Life Insurance Company at: P. O. Box 2030, Omaha, NE 68103-2030. Such a revocation will not affect any action taken or information released prior to the revocation, and will not affect any legal right Pacific Life has to contest an insurance policy/certificate, or to contest a claim under an insurance policy/certificate. I understand that if I revoke this authorization, Pacific Life may not be able to process my application, and may not be able to make any benefit payments due under any existing policy, certificate, or other binding agreement. This authorization shall remain in force for 24 months after the date of my signature below, and a copy of this authorization is as valid as the original. I understand that once any such health-related information is released pursuant to this authorization, that information may be redisclosed and will no longer be covered or protected by the HIPAA rules governing privacy and confidentiality of health information. I acknowledge that I have received the disclosure notice and a copy of this authorization. SIGNATURES Signed and Dated by the Insured(s) in: City State Date (mm/dd/yyyy) X Proposed Insured’s Signature (or parent/guardian if under age 16) X Proposed Additional Insured’s Signature (or parent/guardian if under age 16) A06AUT ÌPL%AUTH%PLÄÎ 15-27468-02 10/2007

This Page is Intentionally Left Blank

PRDRT

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • Fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

PRODUCER REPORT

Proposed Insured's Name: First	MI	Last	Date of Birth (mm/dd/yyyy)
Proposed Additional Insured's Name: First	**MI**	**Last** (if applicable)	**Date of Birth** (mm/dd/yyyy)

PRODUCER INFORMATION

BUSINESS INSURANCE
Complete if applying for business insurance.

1. This life insurance policy is being purchased in conjunction with a:
   - A. ☐ Buy/Sell
   - B. ☐ Deferred Compensation
   - C. ☐ Employee Fringe Benefit
   - D. ☐ Key Employee
   - E. ☐ Section 79 (1-9 Plan Participants)
   - F. ☐ Section 79 (10+ Plan Participants)
   - G. ☐ Split Dollar
   - H. ☐ Other (Explain in Remarks)

2. PRINCIPAL OFFICERS, PARTNERS, OR KEY EMPLOYEES' INFORMATION

List additional key person information in Remarks.

	Name: First MI Last	Position	% of Business Owned	Amount of Insurance Owned by Business
A				
B				
C				
D				
E				
F				

3. What is the current value of the business?
   $
4. What was the annual net profit (before taxes) of business?
   Last Year $ 2 Years Ago $
5. Are other officers, partners, or key employees proportionately insured? ☐ Yes ☐ No (If no, explain in Remarks)

JUVENILE INSURANCE
Complete if the Proposed Insured is under age 16, or over age 16 if a dependent.
Also, complete the Non-Medical form.

6. Did you personally observe the Proposed Insured? ☐ Yes ☐ No (If no, explain in Remarks)
7. Are the Proposed Insured's siblings insured for equal amounts? ☐ Yes ☐ No (If no, explain in Remarks)
8. PERSON SUPPORTING PROPOSED INSURED
   - A. Name: First MI Last
   - B. Relationship to Insured
   - C. Estimated annual income $
   - D. Estimated net worth $
   - E. Estimated amount of life insurance $
9. APPLICANT'S INFORMATION
   - A. Name: First MI Last
   - B. Relationship to Insured
   - C. Amount of life insurance in force $
   - D. Purpose of Insurance

REMARKS – IDENTIFY QUESTION AND GIVE DETAILS

A06RPT Page 1 ÌPL%PRDRT%PL*Î 15-27465-03 01/2008

PRODUCER INFORMATION (Continued)

PRODUCER REPORT

To be answered by the Soliciting Producer.

Answers to #1-7 are required.

Explain all "Yes" answers in Remarks unless instructed otherwise.

	YES	NO
1. Did you personally meet with all parties who have signed this application and ask the appropriate parties all applicable questions in this application? **(If no, explain in Remarks)**	☐	☐
2. What form of valid identification was used to confirm the identity of each person signing this application (Check all that apply)		
3. Are you aware of any information not given in the application that might affect the insurability of the Proposed Insured(s)?	☐	☐
4. Did the Proposed Insured/Additional Insured change his/her name during the past 5 years? If yes, give former name(s): ______	☐	☐
5. Certain states require replacement forms for any in force policies even if a replacement is not intended. A. Is there any existing or pending life insurance or annuities on any Proposed Insured?	☐	☐
B. To the best of your knowledge, will the policy applied for replace, cause a change in, or involve a cash withdrawal or loan from or lapse of any life insurance policy or annuity contract on any Proposed Insured's life or in any life insurance or annuity owned by the Applicant, or is the owner considering using funds from existing policies to pay premiums on the new policy?	☐	☐
C. I have discussed the appropriateness of replacement, and followed appropriate state laws, Pacific Life's written replacement guidelines and, if applicable, I have complied with the replacement requirements of my broker-dealer.	☐	☐
6. Is there an intention, that any other party (including a Life Settlement and/or Viatical Company), other than the owner, will obtain any right, title or interest in any policy issued on the life of the Proposed Insured(s) as a result of this application?	☐	☐

Question 2 identification:

Individual Person	Non-Individual Entity
☐ Drivers License	☐ Business License
☐ Government Issued Photo ID	☐ Certified Articles of Incorporation
☐ Passport	☐ Partnership Agreement
☐ ______	☐ Trust Document
	☐ ______

7. What type of case is this application?
☐ Individual/Joint Life ☐ Multilife ☐ Small Group (More than 1 and less than 10 lives with a common applicant and/or owner)

8. Is this policy going to be used in a qualified plan?
☐ Yes (If yes, indicate type below and complete additional applicable forms) ☐ No
A. ☐ Defined Benefit Plan B. ☐ Pension C. ☐ Profit Sharing D. ☐ 412(i) E. ☐ Other (Explain in Remarks)

9. Check appropriate items that have been ordered:
☐ Medical Exam
☐ Paramedical Exam
☐ EKG
☐ Blood Profile
☐ H.O. Specimen
☐ Inspection Report
☐ APS ______

REMARKS – IDENTIFY QUESTION AND GIVE DETAILS

A06RPT Page 2 15-27465-03 01/2008

PRODUCER COMMISSION INFORMATION

PRODUCER'S INFORMATION
First name listed will be the Servicing Producer.
If more than three producers, use Remarks.

PRODUCER 1 (Servicing Producer)

Name: First	MI	Last		Soc. Sec. # / Tax ID #
E-mail Address			Telephone # (include area code)	Fax # (include area code)
RLO or PL Servicing Office #	Producer Code	Commission %	Commission Payout Choice* (select one) ☐ A ☐ B ☐ C	

PRODUCER 2

Name: First	MI	Last		Soc. Sec. # / Tax ID #
E-mail Address			Telephone # (include area code)	Fax # (include area code)
RLO or PL Servicing Office #	Producer Code	Commission %	Commission Payout Choice* (select one) ☐ A ☐ B ☐ C	

PRODUCER 3

Name: First	MI	Last		Soc. Sec. # / Tax ID #
E-mail Address			Telephone # (include area code)	Fax # (include area code)
RLO or PL Servicing Office #	Producer Code	Commission %	Commission Payout Choice* (select one) ☐ A ☐ B ☐ C	

***Commission Payout Choice** A & C are not available on all products. If no choice is indicated, commission payout choice B will be applied unless your broker-dealer has pre-selected a different payout choice. Please verify with your broker-dealer to ensure correct choice is indicated.

BROKER-DEALER'S INFORMATION

BROKER-DEALER

Name:	
Name of Office Contact:	Broker-Dealer Client Account # (if available)

PRODUCER CERTIFICATION

I certify that to the best of my knowledge and belief:

1. I have presented to the Company all pertinent facts and have correctly and completely recorded all required answers.
2. I have given the Proposed Insured(s) (or Parent for Juvenile insurance) a copy of the Disclosure Notice, and any other disclosure notice, statement or information required by state or federal law.
3. If applicable, I have fully explained the terms and conditions of the Temporary Insurance Agreement to the Proposed Insured(s) (or Owner) and have given it to him/her (them).
4. I have complied with all applicable state and/or federal laws in the recommendation and/or sale of this policy. I have also complied with Pacific Life's procedures on cost comparison, illustration, and replacement.
5. The information contained in the section "Illustrated Acknowledgment" is accurate and true.
6. I have reviewed this Application, and have determined that its proposed purchase is suitable as required under law, based in part upon information provided by the Applicant, Policyowner and Proposed Insured, as applicable, including age, income, net worth, tax and family status, and any existing insurance program. If the policy applied for is a variable life insurance policy, I further certify that I have also considered the Policyowner's liquidity needs, risk tolerance, and investment time horizon, and followed my broker-dealer's suitability guidelines in both the recommendation of this policy, and the choice of investment options.
7. Only sales materials provided or otherwise approved by Pacific Life were used in the sales process and copies of all sales material were left with the applicant.
8. I am appropriately state licensed and appointed in all jurisdictions in which sales activity (including solicitation, obtaining application signatures, and policy delivery) related to this application has taken or will take place.

Signed and Dated by the Producer(s) on: ______________
Date (mm/dd/yyyy)

SIGN HERE
X ______________
Producer 1's Signature

SIGN HERE
X ______________
Producer 2's Signature

SIGN HERE
X ______________
Producer 3's Signature

A06RPT Page 3 15-27465-03 01/2008

DISCL PACIFIC LIFE INSURANCE COMPANY Life Insurance Operations Center P.O. Box 2030 • Omaha, NE 68103-2030 (800) 347-7787 • Fax (949) 462-3066 www.PacificLife.com DISCLOSURE NOTICE DETACH AND LEAVE WITH PROPOSED INSURED(S) This brief description of our underwriting process is designed to help you to understand how an application for life insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right, or your authorized representative’s right, to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure you qualify for life insurance under the rules of Pacific Life Insurance Company (PL), and assuming you do, establish the proper premium charge for that insurance. The goal of the underwriting process is to have the cost of insurance distributed equitably among all policyowners, so that each individual pays his or her fair share. To determine your insurability, we must consider such factors as your medical history, physical condition, occupation, and hazardous avocations. We get this information from various sources. Application and Medical Records – Your application, including the medical history, is the primary source of information in the evaluation process. In addition, we may ask you to take a physical examination or other special test such as an electrocardiogram. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau, Inc. When we do so, we will use the Authorization To Obtain Information that you signed. Medical Information Bureau, Inc. (MIB) – is a non-profit corporation, which operates an information exchange on behalf of member life insurance companies. As a member company, we will ask the MIB if it has a record concerning you. If you previously applied to a member company for insurance, MIB may have information about you in its file. The purpose of the MIB is to protect member companies, their policyowners, and insureds from those who would conceal significant facts relevant to their insurability. The information, which is obtained from MIB, may be used only as an alert to the possible need for further independent investigation. It cannot be used as a basis to make a final underwriting decision. Information regarding your insurability will be treated as confidential. PL, its subsidiaries, or its reinsurer(s) may, however, make a brief report to the MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply the company with the information it may have about you in its file. PL, its subsidiaries, or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. At your request, or your authorized representative’s request, the MIB will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information on file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the information office of MIB, Inc., is Post Office Box 105, Essex Station, Boston, Massachusetts 02112. Their telephone number is (866) 692-6901. Investigative Consumer Report – As part of our underwriting procedure, we may request an investigative consumer report from a consumer reporting agency. A consumer report confirms and supplements the information on your application pertaining to employment and residence verification, smoking habits, marital status, occupation, hazardous avocations, and general health. This report may also cover information concerning your general reputation, perso nal characteristics, and mode of living (except as may be related directly or indirectly to your sexual orientation) including drug and alcohol use, motor vehicle driving record, and any criminal activity. This information may be obtained through personal interviews with you, your family, friends, neighbors, and business associates. If a report is required and you wish to be personally interviewed, please let us know and we will notify the consumer reporting agency. The information contained in the report may be retained by the consumer reporting agency and subsequently disclosed to other companies to the extent permitted by the Fair Credit Reporting Act. Investigative consumer reports are held in strict confidence and used only to evaluate your application on a fair and equitable basis. You have a right to inspect and obtain a copy of the report from the consumer reporting agency. DISCLOSURE TO OTHERS Personal information obtained about you during the underwriting process and at other times is confidential and will not be disclosed to other persons or organizations without your written authorization except to the extent necessary for the conduct of our business and only to the extent permitted by applicable state law. Examples of situations where we may share information about you are as follows: The Producer may retain a copy of your application, and after a policy is issued will have access to ongoing policy information in order to better serve your needs. If reinsurance is required, the reinsurance company would have access to our application file. We may release information to another life insurance company to whom you have applied for life or health insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such information. As stated earlier, we may report information to the Medical Information Bureau, Inc. We will disclose information to government regulatory officials, law enforcement authorities, and others where required by law. DISCLOSURE TO YOU In general, you have a right to learn the nature and substance of any personal information about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the information upon which our action is based. Medical record information, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB, Inc., for that organization’s disclosure procedure. Should you feel that any information we have is inaccurate or incomplete, please write to: Manager, New Business Services, PL Insurance Company, P.O. Box 2030, Omaha, NE 68103-2030. Your comments will be carefully considered and corrections made where justified. We hope this Notice will help you to understand how we obtain and use personal information in the underwriting process, and the ways you can learn about this information. We are concerned with insuring privacy as well as lives, and the collection, use, and disclosure of personal information is limited to those specified in this Notice. A06DIS ÌPL%DISCL%PLLÎ 9/2007

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • fax (949) 462-3066
www.PacificLife.com

PCHG NONMD

PACIFIC LIFE

APPLICATION, PART II – NON-MEDICAL

SECTION A COMPLETE ON PROPOSED INSURED (AGE 16 OR OVER)

1. Name: First MI Last	2a. Date of Birth (MO/DAY/YR)	2b. Height	2c. Weight
		FT. IN.	LBS.

3. a. Name and address of physician or practitioner last visited: ____________________
(IF NONE, SO STATE)
b. Date: __________ (MO. YR.) c. Reason consulted: ____________________

	Yes	No
d. Did any symptoms prompt consultation?	☐	☐
e. Was any treatment given or medication prescribed?	☐	☐
(IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)		
4. To the best of your knowledge and belief, during the past 10 years, have you had, or been told that you had, or been treated by a member of the medical profession for: (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)		
a. Disorder of the eyes, ears, nose, or throat?	☐	☐
b. Dizziness, fainting, convulsions, headaches, speech defect, paralysis or stroke, or mental or nervous disorder?	☐	☐
c. Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema, tuberculosis, or other respiratory system disorder?	☐	☐
d. Chest pain, high blood pressure, rheumatic fever, murmur, heart attack, or other disorder of the heart or blood vessels?	☐	☐
e. Jaundice, intestinal bleeding, ulcer, colitis, diverticulitis, hepatitis, or other disorder of the liver, gallbladder, stomach, or intestines?	☐	☐
f. Sugar, albumin, or blood in urine, venereal disease, stone or other disorder of kidney, bladder, prostate, breasts or reproductive organs?	☐	☐
g. Diabetes, thyroid, or other endocrine disorders?	☐	☐
h. Neuritis, sciatica, arthritis, gout, or disorder of the muscles or bones, including the spine, back, or joints?	☐	☐
i. Cancer, cyst, tumor, or disorder of skin, blood, or lymph glands?	☐	☐
j. Any disorder(s) of the immune system, including AIDS (Acquired Immune Deficiency Syndrome) and ARC (AIDS-Related Complex)?	☐	☐
5. a. Have you within the past 5 years been a patient in a hospital, clinic, sanitarium, or other medical facility?	☐	☐
b. Are you now under regular medical observation or taking treatment?	☐	☐
6. a. Except as prescribed by a physician, have you used heroin, morphine, or other narcotic drugs in the last 10 years?	☐	☐
b. Except as prescribed by a physician, have you used cocaine, LSD, marijuana, or other hallucinogenic agents, or barbiturates, sedatives, tranquilizers, or any amphetamines in the last 5 years?	☐	☐
c. In the last 5 years have you received treatment for or joined an organization because of alcoholism or drug addiction?	☐	☐
7. Other than as stated in answers above, have you within the past 5 years:		
a. Had a checkup, consultation, illness, injury, or operation?	☐	☐
b. Had an electrocardiogram, blood test, other test or X-ray?	☐	☐
c. Been advised to have any diagnostic test, hospitalization, or surgery that was not completed?	☐	☐
8. Have you had any change in weight in the past year?	☐	☐
9. Have either of your parents, brothers, or sisters had diabetes, cancer, high blood pressure, heart disease, or mental illness?	☐	☐
(IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)		

Details of "Yes" answers. (Identify question, and include diagnoses, dates, duration, and names and addresses of all attending physicians and medical facilities.) Use an additional sheet if necessary.

10. Parents' Record (COMPLETE BELOW).

	IF LIVING		IF DECEASED	
	AGE	STATE OF HEALTH	AGE AT DEATH	CAUSE OF DEATH
Father				
Mother				

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Dated at ____________ (CITY) ______ (STATE) on __________ (MO. DAY YR.) X ____________________ (SIGNATURE OF PROPOSED INSURED)

____
WITNESS

AP9500-P2 Page 1 ÌPL%NONMD%PLzÎ 15-19536-08 10/2007

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

APPLICATION, PART II – NON-MEDICAL

SECTION B COMPLETE ON ADDITIONAL INSURED (AGE 16 OR OVER)

1. Name: First MI Last	2a. Date of Birth (MO/DAY/YR)	2b. Height FT. IN.	2c. Weight LBS.

3. a. Name and address of physician or practitioner last visited: ____________________
(IF NONE, SO STATE)
b. Date: __________ MO. YR. c. Reason consulted: ____________________

	Yes	No
d. Did any symptoms prompt consultation?	☐	☐
e. Was any treatment given or medication prescribed?	☐	☐
(IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)		
4. To the best of your knowledge and belief, during the past 10 years, have you had, or been told that you had, or been treated by a member of the medical profession for: (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)		
a. Disorder of the eyes, ears, nose, or throat?	☐	☐
b. Dizziness, fainting, convulsions, headaches, speech defect, paralysis, or stroke, or mental or nervous disorder?	☐	☐
c. Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema, tuberculosis, or other respiratory system disorder?	☐	☐
d. Chest pain, high blood pressure, rheumatic fever, murmur, heart attack or other disorder of the heart or blood vessels?	☐	☐
e. Jaundice, intestinal bleeding, ulcer, colitis, diverticulitis, hepatitis, or other disorder of the liver, gallbladder, stomach, or intestines?	☐	☐
f. Sugar, albumin, or blood in urine, venereal disease, stone or other disorder of kidney, bladder, prostate, breasts or reproductive organs?	☐	☐
g. Diabetes, thyroid, or other endocrine disorders?	☐	☐
h. Neuritis, sciatica, arthritis, gout, or disorder of the muscles or bones, including the spine, back, or joints?	☐	☐
i. Cancer, cyst, tumor, or disorder of skin, blood or lymph glands?	☐	☐
j. Any disorder(s) of the immune system, including AIDS (Acquired Immune Deficiency Syndrome) and ARC (AIDS-Related Complex)?	☐	☐
5. a. Have you within the past 5 years been a patient in a hospital, clinic, sanitarium, or other medical facility?	☐	☐
b. Are you now under regular medical observation or taking treatment?	☐	☐
6. a. Except as prescribed by a physician, have you used heroin, morphine, or other narcotic drugs in the last 10 years?	☐	☐
b. Except as prescribed by a physician, have you used cocaine, LSD, marijuana, or other hallucinogenic agents, or barbiturates, sedatives, tranquilizers, or any amphetamines in the last 5 years?	☐	☐
c. In the last 5 years have you received treatment for or joined an organization because of alcoholism or drug addiction?	☐	☐
7. Other than as stated in answers above, have you within the past 5 years:		
a. Had a checkup, consultation, illness, injury, or operation?	☐	☐
b. Had an electrocardiogram, blood test, other test or X-ray?	☐	☐
c. Been advised to have any diagnostic test, hospitalization, or surgery that was not completed?	☐	☐
8. Have you had any change in weight in the past year?	☐	☐
9. Have either of your parents, brothers, or sisters had diabetes, cancer, high blood pressure, heart disease, or mental illness?	☐	☐
(IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)		

Details of "Yes" answers. (Identify question, and include diagnoses, dates, duration, and names and addresses of all attending physicians and medical facilities.) Use an additional sheet if necessary.

10. Parents' Record (COMPLETE BELOW).

	IF LIVING		IF DECEASED	
	AGE	STATE OF HEALTH	AGE AT DEATH	CAUSE OF DEATH
Father				
Mother				

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Dated at __________ CITY __________ STATE on __________ MO. DAY YR. X__________ SIGNATURE OF ADDITIONAL PROPOSED INSURED

__________ WITNESS

AP9500-P2 Page 2 15-19536-08 10/2007

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

APPLICATION, PART II – NON-MEDICAL

SECTION C COMPLETE IF APPLYING FOR OWNER PREMIUM WAIVER, PAYOR WAIVER, CHILDREN'S TERM RIDER, OR IF PROPOSED INSURED IS UNDER AGE 16.

1. NAME OF PERSON TO BE COVERED	RELATIONSHIP TO PROPOSED INSURED	DATE OF BIRTH (MO./DAY/YR.)	STATE OF BIRTH	HEIGHT (FT./IN.)	WEIGHT (POUNDS)	AMOUNT OF INSURANCE NOW IN FORCE	AMT. OF INS. CURRENTLY APPLIED FOR

Note: If payor or owner waiver of charges is being applied for, please indicate the individual's occupation and the employer's name and address:

Occupation: ______________________ Employer's Name: ______________________

Address: ______________________ City: ______________________ State: ________ Zip: ________

2a. Name and address of your personal physician, practitioner, or health facility. Name: ______________________

Address: ______________________ City: ______________________ State: ________ Zip: ________

b. Date: c. Reason for and results of last visit

3. Has any person named in Question 1 during the past 10 years had or been told that he or she had, or been treated for:
(CIRCLE APPLICABLE ITEMS AND GIVE DETAILS) Yes No
A. Diabetes, cancer, or epilepsy? ☐ ☐
B. Heart murmur, high blood pressure, or any heart condition? ☐ ☐
C. Any disorder(s) of the immune system, including AIDS (Acquired Immune Deficiency Syndrome) and ARC (AIDS-Related Complex)? ☐ ☐

4. Has any person named in Question 1:
A. Been in a hospital, sanitarium, or other institution for diagnosis, treatment, or a surgical operation within the past 5 years? ☐ ☐
B. Had any medical consultation or treatment within the past 3 years, other than as stated in any answer above? ☐ ☐

(GIVE DETAILS BELOW FOR EACH "YES" ANSWER IN QUESTIONS 3 and 4)

QUESTION NO.	FIRST NAME	REASON FOR CONSULTATION	DATE	DURATION - RESULT	NAME AND ADDRESS OF PHYSICIAN

DECLARATIONS

I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief. I understand that:

1. **Except as otherwise provided in any Temporary Insurance Agreement, no insurance will take effect before the policy for such insurance is delivered and the first premium paid during the lifetime(s) and before any change in the health of the Proposed Insured(s). Upon such delivery and payment, insurance will take effect if the answers and statements in this application are then true.**
2. Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by the Company in the space entitled "Home Office Endorsements," where permitted by state law. All other changes, including policy type and amount of insurance, benefits, classification or age at issue, must be accepted in writing.
3. No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Signed and Dated in:

______________________ on ____________ X ______________________
CITY STATE MO. DAY YR. Signature of Proposed Insured (OR PARENT, IF PROPOSED IS UNDER AGE 16)

X ______________________
Signature of Owner/Payor

IF OWNER IS A CORPORATION, THE SIGNATURE AND TITLE OF AN AUTHORIZED OFFICER OTHER THAN THE PROPOSED INSURED IS REQUIRED AND THE FULL NAME OF THE CORPORATION MUST BE SHOWN.

I certify that I have truly and accurately recorded hereon the information supplied.

______________________ ______________________
Signature of Soliciting Agent Please Print Soliciting Agent Name

AP9500-P2 Page 3 15-19536-08 10/2007

TIA

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

TEMPORARY INSURANCE AGREEMENT (TIA) – LIFE

This TIA provides a limited amount of life insurance coverage, for a limited period of time, subject to the Terms and Conditions shown below.

Advance payment in the amount of $ ______________________________ is made in connection with either a request for determination of probable underwriting class or an application for life insurance (each referred to below as "Request/Application") on:

____ ________________________________
NAME OF PROPOSED INSURED(S) REQUEST/APPLICATION NO.

HEALTH QUESTIONS

Has any Proposed Insured:	Yes	No
1. Within the past 90 days been admitted to a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended?	☐	☐
2. Within the past 5 years been diagnosed or treated by a member of the medical profession for heart trouble, stroke, cancer or for Acquired Immune Deficiency (AIDS) or AIDS Related Complex (ARC) or other immune deficiency disorders?	☐	☐

If any of the above questions are answered YES or LEFT BLANK, or if any Proposed Insured is under 15 days of age or over age 70 (nearest birthday) on the date of this TIA, no representative of Pacific Life Insurance Company (PL) is authorized to accept money, and NO COVERAGE will take effect under this TIA.

TERMS AND CONDITIONS

CHECKS MUST BE MADE PAYABLE TO "PACIFIC LIFE INSURANCE COMPANY." DO NOT MAKE CHECKS PAYABLE TO THE PRODUCER OR LEAVE THE PAYEE BLANK.

Amount of Coverage - $1,000,000 overall maximum for all TIAs ($1,500,000 overall for Second-to-Die life insurance Requests/Applications)

If money has been accepted by PL as advance payment in connection with a Request/Application and if any Proposed Insured dies (or for Second-to-Die life insurance Requests/Applications, if both Proposed Insureds die) while this TIA is in effect, PL will pay the designated beneficiary the lesser of (a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as shown in the Request/Application, excluding any accidental death benefits, or (b) $1,000,000 ($1,500,000 for Second-to-Die life insurance Requests/Applications). PL's aggregate liability under all TIAs in effect shall be subject to this limitation.

Date Coverage Begins

Temporary life insurance under this TIA will begin on the date of this TIA, but only if a Request/Application has been completed and signed on the same date.

Date Coverage Terminates (90 day maximum)

Temporary life insurance under this TIA will terminate automatically on the earliest of:

a. 90 days from the date of this TIA;
b. the date any policy is offered in connection with a Request/Application; or
c. five days after the date PL mails notice of termination of coverage and refunds the advance payment.

PL reserves the right to terminate this TIA under any of the following circumstances:

a. 30 days have elapsed since the date of this TIA, and PL has not received in its Home Office the report of the medical examination, if such examination is required by PL's underwriting rules;
b. PL has determined that any Proposed Insured is not insurable as a standard risk at the time of the Request/Application or the medical examination, if later; or
c. there are any errors or omissions on the current Request/Application.

Limitations

This TIA does not provide benefits for disability. Fraud or material misrepresentation in the Request/Application or in the answers to the Health Questions of this TIA invalidates this TIA, and PL's only liability is to refund any premium payment made. If any Proposed Insured dies by suicide, PL's liability under this TIA is limited to a refund of the payment made. There is no coverage under this TIA if the check submitted as payment is not honored by the bank on first presentation. No one is authorized to waive or modify any of the provisions of this TIA.

I HAVE RECEIVED A COPY OF AND HAVE READ THIS TIA AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS AND CONDITIONS.

Dated ______________________________________ X______________________________________
Month Day Year Signature of Proposed Insured (or parent if Proposed Insured is under age 16)

X______________________________________ X______________________________________
Signature of Producer/Registered Representative Signature of additional Proposed Insured (if applicable)

NOTICE TO APPLICANT: Please retain your copy of this TIA. The original will be retained by PL. If you do not hear from us regarding the Request/Application within 100 days from the date of this TIA, notify us at P.O. Box 2030, Omaha, NE 68103-2030, Attention: New Business Services.

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime and may be subject to criminal and civil penalties.

PRODUCER: PROVIDE A PHOTOCOPY OF THIS SIGNED FORM TO ALL SIGNING PARTIES

AP01TI ÌPL%TIA%PLAÎ 15-23283-03 10/2007

ALBRD PACIFIC LIFE INSURANCE COMPANY Life Insurance Operations Center P.O. Box 2030 • Omaha, NE 68103-2030 (800) 347-7787 • fax (949) 462-3066 www.Pacificlife.com DISCLOSURE STATEMENT TO ADD ACCELERATED LIVING BENEFIT RIDER Insured’s Name: First MI Last Policy Number: Applicant/Owner’s Name (if other than Insured) This Disclosure Statement provides a brief summary of the important features of an Accelerated Living Benefit Rider. It does not alter any of the rider’s provisions. 1 ELECTION OF AN ACCELERATED LIVING BENEFIT RIDER FOR A NEW POLICY Check here if you wish to add the Accelerated Living Benefit Rider to your new policy. Be sure to indicate your election of the Accelerated Living Benefit Rider on the application. FOR AN EXISTING POLICY Check here if you wish to add the Accelerated Living Benefit Rider to your existing policy. Add to policy number 2 GENERAL INFORMATION WHAT IS AN ACCELERATED LIVING BENEFIT If the insured is diagnosed with a terminal illness, a Living Benefit is the benefit available under a life insurance policy while the insured is still living, subject to our approval. WE WILL ONLY PAY THE BENEFIT AVAILABLE UNDER THIS RIDER ONCE. TAX CONSEQUENCES UNLIKE CONVENTIONAL LIFE INSURANCE PROCEEDS, A LIVING BENEFIT MAY BE TAXABLE. A QUALIFIED PERSONAL TAX ADVISOR SHOULD BE CONSULTED BEFORE REQUESTING A LIVING BENEFIT PAYMENT. COST There is no additional premium charged to add an Accelerated Living Benefit Rider to a life policy. Currently, there is no fee to exercise this rider, but we reserve the right to charge a processing fee, not to exceed $150.00. OTHER OPTIONS An Accelerated Living Benefit Rider provides you with an additional means of accessing cash under a life insurance policy, although it is not the only method of doing so. Alternatively, you may elect to receive a loan (if available under your policy) or surrender your policy. LIMITS OF AN ACCELERATED LIVING BENEFIT RIDER This Accelerated Living Benefit Rider is NOT Health, Nursing Home or Long Term Care Insurance, and it is not intended or designed to eliminate your need for such coverage. There are no restrictions or limitations on the use of the Living Benefit Payment. Receipt of the Living Benefit Payment under this rider MAY AFFECT MEDICAID AND SUPPLEMENTAL SECURITY INCOME (SSI) eligibility. Exercising the option to accelerate and receive benefits before you apply for these programs, or while you are receiving government benefits, may affect your initial or continued eligibility. Contact the Medicaid Unit of your local Department of Public Welfare and Social Security Administration Office for more information. EFFECT OF A LIVING BENEFIT PAYMENT ON MY POLICY After a Living Benefit Payment is made, the policy will remain in force and any required premiums payable will be reduced. The policy death benefit, any cash value, paid-up additions, Accumulated Value, if any, and any term insurance rider eligible to be accelerated under this rider will be reduced by the Requested Percentage. (NOTE: the face amount of any scheduled increase(s) in insurance as provided by an additional benefit rider during the 12 month period after the date the accelerated proceeds are requested, will not be included when determining the Eligible Coverage). Any outstanding policy loan will be reduced by the portion of the policy loan which is repaid. Any adjustment in Accumulated Value will be allocated as applicable to the Fixed Accounts and Variable Accounts on a prorata basis. Any Cost of Insurance Charges will be adjusted to reflect the reduction in death benefit. When a Living Benefit Payment is made, we will notify the owner of the revised policy values then in force. N03ALBD1 Page 1 of 2 ÌPL%ALBRD%PLyÎ 15-25426-03 10/2007

DISCLOSURE STATEMENT TO ADD ACCELERATED LIVING BENEFIT RIDER Insured’s Name: First MI Last Policy Number: 3 SAMPLE ILLUSTRATION Here is an example of how a Living Benefit Payment will affect a policy: OWNER REQUESTS AN ACCELERATED BENEFIT OF $100,000. BEFORE AFTER POLICY DEATH BENEFIT: $200,000 $100,000 ANNUAL PREMIUM: $3,750 $1,900 OUTSTANDING POLICY LOAN: $10,000 $5,000 CASH VALUE: $89,000 $44,500 Adjustment for Interest: 5.0% The amount of the Living Benefit Payment is computed as follows: Requested Portion amount less loan repayment, less adjustment for interest* = Living Benefit Payment. $100,000.00 — $5,000.00 - $1,350.04 = $93,649.96 *The adjustment for interest is explained in the rider and represents a 5% annual interest discount on the early payout of the Living Benefit Payment. 4 SIGNATURES I hereby acknowledge that I have received and read this living benefit disclosure summary. I have also indicated in Section 1 if I elect the Accelerated Living Benefit Rider. Insured’s Signature Date Applicant/Owner’s Signature (if other than Insured) Date Producer’s Name: First MI Last Producer’s Signature Date INSTRUCTIONS When to use this This form is used when adding the Accelerated Living Benefit Rider at the time of form: application or to an in-force policy. Who must sign this INSURED – Required signature. form: APPLICANT/OWNER(S) – Required signature, if other than insured. PRODUCER – Required signature. Where to send this Send this form to Pacific Life Insurance Company, Attn: Life Insurance Operations form: Center, P.O. Box 2030, Omaha, NE 68103-2030. Our toll free number is (800) 347-7787. PRODUCER: PROVIDE A PHOTOCOPY OF THIS SIGNED FORM TO ALL SIGNING PARTIES. N03ALBD1 Page 2 of 2 15-25426-03 10/2007

TRAVL

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

TRAVEL QUESTIONNAIRE – PAST AND FUTURE

Proposed Insured's Name: First MI Last	Policy Number	Date

1 PAST TRAVEL

Complete for all travel outside the United States in the **last** 3 years. Use additional sheets if necessary.

Country Name	City(s) or Region Visited	Number of Trips	Length of Stay

Purpose of Trip
☐ Personal ☐ Business If business, explain duties:

Country Name	City(s) or Region Visited	Number of Trips	Length of Stay

Purpose of Trip
☐ Personal ☐ Business If business, explain duties:

Country Name	City(s) or Region Visited	Number of Trips	Length of Stay

Purpose of Trip
☐ Personal ☐ Business If business, explain duties:

2 FUTURE TRAVEL

Complete for all intended travel outside the United States in the current and **next** 3 years. Use additional sheets if necessary.

Country Name	City(s) or Region Expected to Visit	Number of Trips	Length of Stay

Purpose of Trip
☐ Personal ☐ Business If business, explain duties:

Country Name	City(s) or Region Expected to Visit	Number of Trips	Length of Stay

Purpose of Trip
☐ Personal ☐ Business If business, explain duties:

3 SIGNATURES

Proposed Insured's Signature		Date
Witness' Signature	**Witness' Name: First MI Last** (print)	**Date**

INSTRUCTIONS

When to use this form: This form is used to underwrite travel risks.

Who must sign this form: **PROPOSED INSURED** – Required signature.
WITNESS – Required signature.

Where to send this form: Pacific Life Insurance Company, Attn: Life Insurance Operations Center, P.O. Box 2030, Omaha, NE 68103-2030. Our toll free number is (800) 347-7787.

PRODUCER: PROVIDE A PHOTOCOPY OF BOTH SIDES OF THIS SIGNED FORM TO ALL SIGNING PARTIES.

Page 1 of 1 ÌPL%TRAVL%PLkÎ 15-26376-01 10/2007

AVIA

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Operations Center
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • fax (949) 462-3066
www.PacificLife.com

PACIFIC LIFE

AVIATION QUESTIONNAIRE

Proposed Insured's Name: First	MI	Last Name	Date of Birth (Mo/Day/Year)

A AVIATION

1. Type of activity:

	Solo Hours Flown		
	Last 12 months	All prior years	Estimated next 12 months
Civilian Pilot			
Military Pilot			
Member of Crew			

2. Have you ever done or do you intend to engage in flying for the purpose of exhibition, endurance tests, racing, stunt flying, testing, air cargo operations, crop dusting or spraying, or instruction of student pilots? ☐ Yes ☐ No
3. A. Have you ever flown or do you intend to fly outside of the United States? ☐ Yes ☐ No
   B. Have you ever been involved in any accident due to flying activities? ☐ Yes ☐ No
   C. Have you ever been charged with any violation of air regulations? ☐ Yes ☐ No

(IF YES TO QUESTIONS 2, 3A, 3B, OR 3C, EXPLAIN IN REMARKS)

FOR PILOTS AND CREW MEMBERS OF MILITARY AIRCRAFT:

4. Describe type of aircraft flown in (including alphabetic & numeric code). ____________________

FOR CIVILIAN AND MILITARY PILOTS:

5. A. Type of license/certificate/rating held (CHECK APPROPRIATE BOXES):
   ☐ Student ☐ Private ☐ Commercial ☐ ATR ☐ IFR ☐ Instructor ☐ Other (SPECIFY "REMARKS")
   B. Date of last renewal: ____________________ C. Purpose of flights: ____________________
   D. Total solo flying hours to date: ____________________ Date of last flight: ____________________

FOR CREW MEMBERS:

6. A. Duties aboard aircraft: ____________________
   B. Purpose of flights: ____________________
   C. Date of last flight: ____________________ Do you plan to take instructions as a pilot ☐ Yes ☐ No
   (IF YES, EXPLAIN IN REMARKS)
7. If aviation activity does not permit standard unrestricted coverage, please issue as follows:
   ☐ Full aviation coverage, if available, with appropriate extra premium ☐ Aviation exclusion rider

REMARKS (IDENTIFY SECTION AND QUESTION)

A03AVI Page 1 of 2 ÌPL%AVIA%PLyÎ 15-23946-01 10/2007

AVIATION QUESTIONNAIRE B SIGNATURES I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief. Proposed Insured’s Signature Date (Mo/Day/Year) Soliciting Producer’s Name: First MI Last (please print) Office Number Soliciting Producer’s Signature PRODUCER: PROVIDE A PHOTOCOPY OF THIS SIGNED FORM TO ALL SIGNING PARTIES. A03AVI Page 2 of 2 15-23946-01 10/2007

AVOC PACIFIC LIFE INSURANCE COMPANY Life Insurance Operations Center P.O. Box 2030 • Omaha, NE 68103-2030 (800) 347-7787 • fax (949) 462-3066 www.PacificLife.com AVOCATION QUESTIONNAIRE Proposed Insured’s Name: First MI Last Name Date of Birth (Mo/Day/Year) A AUTOMOBILE, MOTORCYCLE, AND/OR POWER BOAT RACING 1.Type of racing: Midget Go-Kart Sports Car Modified Stock Drag Racing Motorcycle Powerboat Other (explain): Please provide racing classification: Sanctioning Organization: 2.Vehicle specifications: Make Model Displacement Class Engine Make & Model HP 3.Number of races: 12-24 months ago Past 12 months Estimated next 12 months Date of last race 4.Type of race: Midget Sports Car Stock Car Championship Drag Kart Hillclimb Cross Country Hound & Hare Moto-Cross Other (explain): 5.Type of course: Paved Dirt Drag Strip Oval Other (explain): 6.Racing location: Local If not, where 7.Competition against: Other Cars Clock Straightaway Other Average Speed Top Speed Average miles per race 8.Level of expertise: Professional Amateur Other (explain): B MOUNTAIN CLIMBING 1.Type(s) of climbing: Trail Rock (class I-VI) Snow Ice Glacier 2.Frequency of each: 3 Date and location of last climb: How long have you been climbing: 4.Do you ever climb alone: Yes No If yes, explain: 5.Name geographical location(s) where you climb, type of climbing, and highest level of difficulty: REMARKS (IDENTIFY SECTION AND QUESTION) A03AVO Page 1 of 2 ÌPL%AVOC%PLDÎ 15-23944-01 10/2007

AVOCATION QUESTIONNAIRE

PACIFIC LIFE

C UNDERWATER DIVING (SKIN OR SCUBA)

1. What type of equipment do you use: ______
2. Location of diving activities: ______ Diving for: ☐ Pleasure ☐ Pay
3. Do you belong to a club or association: ______
4. Do you ever dive alone: ☐ Yes ☐ No If yes, explain: ______
5.

	During Past 12 Months		Expected Next 12 Months	
Depth of Dives	No. Dives	Average Time	No. Dives	Average Time
Less than 75 feet				
75 feet & over				
Maximum depth obtained				

D HANG GLIDING

1. How long have you been hang gliding: ______ How often: ______
2. Club affiliation: ______
3. Level of expertise: ☐ Professional ☐ Amateur ☐ Other (explain) ______
4. Participation in: ☐ Competitive events ☐ Record attempts
5. Describe the terrain over which you fly (mountain, cliff, etc.): ______

E PARACHUTE JUMPING AND SKY DIVING

1. Are you now a member of any parachute or sky diving club or association: ______
2. Are all of your jumps made under auspices of your club or association: ______
3. Number of jumps: 12-24 months ago ______ Past 12 months ______ Next 12 months ______
4. Do you participate in delayed chute opening competition or other stunts: ☐ Yes ☐ No
5. Location of jump areas: ______ Date of last jump: ______

REMARKS (IDENTIFY SECTION AND QUESTION)

F SIGNATURES

I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.

Proposed Insured's Signature (or Parent if Proposed Insured is under age 15)	**Date** (Mo/Day/Year)
Soliciting Producer's Name: First MI Last (please print)	**Office Number**
Soliciting Producer's Signature	

PRODUCER: PROVIDE A PHOTOCOPY OF THIS SIGNED FORM TO ALL SIGNING PARTIES.

A03AVO Page 2 of 2 15-23944-01 10/2007